UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635 )

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — March 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Semiannual report
3 | 31 | 10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Diversified
Income Trust

Semiannual report
3 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	28

Financial statements	29

Shareholder meeting results	99

Message from the Trustees

Dear Fellow Shareholder:

Global equity markets have continued to rebound from last year’s lows, bolstered by strengthening economic growth and robust earnings results. Major stock indexes have hit highs not seen since the fall of 2008. And although opportunities in fixed income are somewhat diminished following the bond market’s historic rally last year, pockets of attractive valuations and opportunity remain.

Last year, investors who deployed cash in the markets were generally rewarded across a range of asset categories. This year, success is requiring more analysis, insight, and expertise. Active money management — Putnam’s core strength — is very important during times like these.

One lesson that can be drawn from the painful downturn of 2008 and early 2009 is the importance of diversification and asset allocation, which mutual funds offer. Although diversification does not guarantee a profit or protect against loss, it remains an important investment principle and one we believe is worth pursuing in all market environments.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We also would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

The fund’s multi-strategy approach is designed to target the expanding opportunities in today’s global bond marketplace. As different factors drive the performance of various fixed-income sectors, the fund seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Key drivers of
fixed-income returns

Government Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values may create opportunities for global investors.

Credit Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 30–79.

4	5

Performance
snapshot

Annualized total return (%) comparison as of 3/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Diversified Income
Trust perform for the six months ended
March 31, 2010?

The fund performed very well, beating both its primary benchmark and its Lipper peer group average by substantial margins. Specifically, the fund’s class A shares returned 10.91% at net asset value versus 1.99% for the Barclays Capital Aggregate Bond Index, and 6.80% for Lipper Multi-Sector Income Funds. The fund’s two secondary benchmarks, the Citigroup Non-U.S. World Government Bond Index and the JPMorgan Developed High Yield Index returned –4.20% and 11.29%, respectively, over this period.

What was the situation in the bond market
during this period?

As the U.S. economy continued to emerge from recession, fixed-income market sectors that carry greater perceived credit risk — such as high-yield bonds, floating-rate bank loans, and emerging-market bonds — performed best, while less-risky government securities achieved more muted returns. Global bonds actually notched modestly negative results, due to adverse fiscal developments in several weaker European economies, most notably Greece. As investors gravitated toward riskier bonds, all domestic sectors that offered a yield advantage over U.S. Treasuries outperformed Treasuries.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 16.

At the end of March, the Federal Reserve Board [the Fed] concluded its purchases of government-agency mortgage-backed securities [agency MBSs]. The Fed’s exit caused yield spreads on agency MBSs to widen moderately as investors wondered how the sector would perform with the central bank’s purchasing power removed. The Fed launched this program after the 2008 collapse of investment bank Lehman Brothers, which sent mortgage rates soaring as credit markets froze. The central bank had been the dominant, and at times sole, buyer of agency MBSs. Over the near term, it appears the MBS market likely will take its cue from the Treasury market where, at period-end, rates continued to rise amid concern about the onslaught of supply to help finance increased government spending.

What were the key factors that enabled the
fund to outperform?

Successful prepayment strategies, particularly our focus on interest cash flows from agency MBSs, were the greatest contributor to results during the period. Interest-only [IO] securities were priced as if mortgage prepayments would occur at a faster-than-normal pace. In actuality, prepayments were relatively slow, primarily due to declining home prices, which left approximately one in four U.S. mortgage holders with negative equity, making it impossible for them to refinance their mortgages. As investors re-entered the market and liquidity improved, IO securities benefited from both price appreciation and the attractive cash flows resulting from slow mortgage prepayments.

Two key strategies involving non-government-agency MBSs also drove returns. The first focused on Aaa-rated commercial MBSs

Credit qualities are shown as a percentage of net assets as of 3/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

[CMBSs], whose prices dropped to levels unjustified by fundamentals in the massive deleveraging of 2008 and subsequently rose as supply-and-demand dynamics improved during 2009. The second strategy emphasized non-agency residential MBSs, where dislocations between price and fundamental value began to normalize.

“ Despite uncertainty over near-
term growth prospects, we believe
compelling fixed-income investment
opportunities are still available. ”

D. William Kohli

The fund’s yield-curve positioning was another positive. [The yield curve is a graphical depiction of the difference in yields between shorter- and longer-term bonds.] We positioned the portfolio to benefit from a steeper yield curve, believing that short-term rates would remain anchored by the historically low federal funds rate and longer-term rates would rise due to increased supply and inflation concerns. The yield spread between 2-year and 10-year Treasuries widened to an all-time record during the period. Consequently, our strategy of overweighting the short end and underweighting the longer end of the yield curve bolstered the fund’s relative results. The fund also benefited from tactical duration adjustments as the yield curve changed during the period. [Duration is a key measure of a bond portfolio’s price sensitivity to interest-rate changes.]

Lastly, our stake in higher-quality, Ba-rated high-yield corporate bonds, and security selection among emerging-market debt — particularly in Russia, Argentina, and Venezuela — provided a further boost to performance.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

IN THE NEWS

The Federal Reserve Board (the Fed) has started to tap the brakes on its unprecedented stimulus efforts. The central bank recently ended its 15-month $1.25 trillion mortgage-bond purchase program, which helped financial institutions find a market for their mortgage-backed assets, and kept mortgage rates low in an effort to buoy the battered real estate market. The program was part of the government’s “quantitative easing” campaign designed to inject liquidity into the frozen credit markets in the wake of the 2008 Lehman Brothers collapse. Despite the Fed’s exit, mortgage rates and mortgage-bond prices are expected to remain stable over the near term. The Fed has said it will keep its benchmark federal funds rate near zero — where it has been since December 2008 — for an “extended period.”

What portfolio shifts did you make during
the period?

As the CMBS sector rallied considerably, we reduced our exposure there in favor of nonagency residential MBSs and interest-only collateralized mortgage obligations [CMOs]. In prepayment-sensitive areas, yield spreads on agency MBSs tightened to the point where we concluded that they were too richly priced, and we decreased the fund’s holdings in this area. By way of background, CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

What is your outlook for the economy,
the credit markets, and the fund over the
coming months?

We agree with Fed Chairman Ben Bernanke’s recent statement that the U.S. economy should continue to recover at a moderate pace during 2010, but it will take time to restore all the jobs lost during the recession. Although recent reports have shown some pickup in the jobs market, the economy continues to be hampered by high unemployment and a weak housing sector.

Despite uncertainty over near-term growth prospects, we believe compelling fixed-income investment opportunities are still available. While yield spreads in certain sectors — especially those that have benefited from overt government support — have tightened to unattractive levels, many other sectors still offer attractive values on a historical basis. Specifically, we remain focused on opportunities among interest-only collateralized mortgage obligations, and the most liquid segments of the non-agency residential mortgage-backed, commercial mortgage-backed, and asset-backed securities markets. We are, however, proceeding cautiously and recognize the potential for short-term price volatility.

The outlook for interest rates is clouded by two countervailing trends that complicate our inflation forecast. Prices of raw materials are moving upward as the global economy recovers. Yet, reported core inflation [which excludes food and energy prices] is, in our view, likely to fall to zero, dragged down by depressed home prices. The Fed has indicated that it is poised to raise interest rates as soon as the data call for it. At this point, however, it is unclear which set of numbers will cause the central bank to act. Consequently, at period-end, the fund’s interest-rate positioning was relatively neutral.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.78%	6.58%	5.97%	5.97%	5.96%	5.96%	6.48%	6.31%	6.49%	6.93%

10 years	69.94	63.15	57.58	57.58	56.89	56.89	65.40	60.09	64.97	73.30
Annual average	5.45	5.02	4.65	4.65	4.61	4.61	5.16	4.82	5.13	5.65

5 years	19.42	14.68	15.27	13.70	14.66	14.66	17.91	14.05	17.32	20.57
Annual average	3.61	2.78	2.88	2.60	2.77	2.77	3.35	2.66	3.25	3.81

3 years	6.27	2.00	4.06	1.68	3.53	3.53	5.52	2.13	4.97	6.67
Annual average	2.05	0.66	1.34	0.56	1.16	1.16	1.81	0.71	1.63	2.18

1 year	56.16	49.80	55.00	50.00	54.92	53.92	55.60	50.44	55.66	56.60

6 months	10.91	6.46	10.57	5.57	10.51	9.51	10.88	7.30	10.86	11.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 3/31/10

	Barclays Capital	Citigroup Non-U.S.	JPMorgan	Lipper Multi-Sector
	Aggregate	World Government	Developed High	Income Funds
	Bond Index	Bond Index	Yield Index	category average†

Annual average (life of fund)	7.31%	7.18%	—*	7.56%

10 years	83.98	87.61	109.23%	83.54
Annual average	6.29	6.49	7.66	6.16

5 years	30.33	25.67	44.67	31.40
Annual average	5.44	4.68	7.66	5.57

3 years	19.57	24.07	21.22	16.72
Annual average	6.14	7.45	6.62	5.23

1 year	7.69	8.41	56.87	30.86

6 months	1.99	–4.20	11.29	6.80

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/10, there were 155, 148, 108, 98, 70, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.758		$0.728	$0.730	$0.746		$0.747	$0.770

Capital gains	—		—	—	—		—	—

Total	$0.758		$0.728	$0.730	$0.746		$0.747	$0.770

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$7.89	$8.22	$7.83	$7.80	$7.79	$8.05	$7.82	$7.85

3/31/10	7.96	8.29	7.90	7.86	7.86	8.12	7.89	7.93

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	10.10%	9.70%	9.42%	9.47%	9.92%	9.61%	9.89%	10.44%

Current 30-day SEC yield [2]	N/A	8.04	7.60	7.63	N/A	7.84	8.12	8.65

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 3/31/10†	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10. Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the six months ended 3/31/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from October 1, 2009, to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.47	$9.40	$9.39	$6.78	$6.78	$4.16

Ending value (after expenses)	$1,109.10	$1,105.70	$1,105.10	$1,108.80	$1,108.60	$1,112.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2010, use the following calculation method. To find the value of your investment on October 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$6.49	$6.49	$3.98

Ending value (after expenses)	$1,019.75	$1,016.01	$1,016.01	$1,018.50	$1,018.50	$1,020.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	95th

Three-year period	94th

Five-year period	93rd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 148, 109 and 95 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March  31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (PSERV), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January  1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds). In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (Fund Family for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Diversified Income Trust	0.562%	0.599%	(0.037)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0  million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contracts, and in any event, through July 31, 2010. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2010, Putnam employees had approximately $340,000,000 and the Trustees had approximately $48,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/10 (Unaudited)

MORTGAGE-BACKED SECURITIES (52.7%)*	Principal amount	Value

Banc of America Alternative Loan Trust Ser. 06-7, Class A2,
5.707s, 2036	$20,016,000	$15,068,013

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	765,000	795,405
Ser. 07-2, Class A2, 5.634s, 2049	2,590,000	2,647,525
Ser. 07-5, Class XW, IO, 0.434s, 2051	231,169,085	5,101,116

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	1,170,000	900,900
Ser. 01-1, Class K, 6 1/8s, 2036	2,633,000	1,640,304

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.757s, 2036	12,745,878	7,137,692
FRB Ser. 07-6, Class A1, 0.536s, 2037	11,900,050	8,092,592
FRB Ser. 07-B, Class A1, 0.45s, 2047	11,904,984	7,202,515

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.426s, 2037	17,394,440	9,492,880

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	4,087,832	415,324
Ser. 07-1, Class S, IO, 2.47s, 2037	12,353,762	998,184

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036 F	9,586,188	5,751,713
FRB Ser. 05-10, Class 25A1, 5.807s, 2036	11,597,467	6,784,518
FRB Ser. 06-1, Class 23A1, 5.599s, 2036	4,594,739	3,446,055
FRB Ser. 05-7, Class 23A1, 5.585s, 2035	8,537,056	5,478,538
FRB Ser. 07-1, Class 21A1, 5.516s, 2047	8,288,271	5,511,700

Bear Stearns Alternate Trust 144A FRB Ser. 06-7, Class 1AE4,
5.984s, 2046	59,850,642	38,902,917

Bear Stearns Alternate Trust II FRB Ser. 07-1, Class 1A1,
5.905s, 2047	49,517,185	30,141,652

Bear Stearns Asset Backed Securities Trust FRB Ser. 07-AC4,
Class A1, 0.546s, 2037	34,382,088	16,847,223

Bear Stearns Commercial Mortgage Securities, Inc. FRB Ser. 00-WF2,
Class F, 8.196s, 2032	1,174,000	977,834

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.128s, 2050	271,726,831	2,051,293

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.787s, 2036	6,052,034	3,462,521
FRB Ser. 05-10, Class 1A5A, 5.72s, 2035	1,935,704	1,306,600
FRB Ser. 07-6, Class 1A3A, 5.6s, 2046	18,783,245	9,955,120
FRB Ser. 05-10, Class 1A4A, 5.576s, 2035	7,257,788	4,536,118
FRB Ser. 06-AR7, Class 2A2A, 5.532s, 2036	5,175,922	3,053,794

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.10s, 2044	161,765,790	975,199

Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.465s, 2017	16,401,421	438,417

Countrywide Alternative Loan Trust
FRB Ser. 07-HY4, Class 3A1, 5.714s, 2047	17,507,601	11,467,479
FRB Ser. 05-9CB, Class 1A1, 0.746s, 2035	9,591,697	7,064,185
FRB Ser. 05-4, Class 2A7, 0.746s, 2035	16,813,667	12,016,518
FRB Ser. 06-23CBC, Class 2A5, 0.646s, 2036	28,126,722	13,782,094

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
FRB Ser. 06-18CB, Class A7, 0.596s, 2036		$39,498,029	$23,303,837
FRB Ser. 06-24CB, Class A13, 0.596s, 2036		11,288,867	7,052,014
FRB Ser. 06-OC10, Class 2A2A, 0.426s, 2036		12,453,018	6,131,077
FRB Ser. 06-OC11, Class 2A2A, 0.416s, 2037		7,077,000	3,500,627
Ser. 06-45T1, Class 2A2, 6s, 2037		15,505,244	10,065,810
Ser. 06-45T1, Class 2A5, 6s, 2037		9,035,377	6,234,410
Ser. 06-J8, Class A4, 6s, 2037		9,906,711	5,795,426
Ser. 06-41CB, Class 1A7, 6s, 2037 F		10,141,654	6,794,908
Ser. 05-80CB, Class 2A1, 6s, 2036		11,259,104	8,085,444
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		6,935,515	6,069,117
Ser. 07-8CB, Class A1, 5 1/2s, 2037		8,844,551	6,395,716

Countrywide Home Loans
FRB Ser. 06-HYB5, Class 3A1A, 5.925s, 2036		9,543,268	6,203,124
FRB Ser. 06-HYB3, Class 2A1A, 5.629s, 2036		9,929,131	6,778,745
FRB Ser. 05-HYB7, Class 6A1, 5.573s, 2035		14,941,071	10,608,161
FRB Ser. 06-HYB2, Class 2A1B, 5.396s, 2036		15,176,998	10,016,819
FRB Ser. 05-HYB4, Class 2A1, 4.675s, 2035		29,979,163	20,348,357

Countrywide Home Loans 144A
FRB Ser. 06-R2, Class AS, IO, 5.501s, 2036		12,425,811	1,250,347
IFB Ser. 05-R2, Class 1AS, IO, 5.322s, 2035		16,401,807	1,723,035
Ser. 06-R1, Class AS, IO, 5.643s, 2036		21,334,927	2,306,839
Ser. 05-R3, Class AS, IO, 5.576s, 2035		21,209,502	2,306,533
Ser. 03-R4, Class 1A, PO, zero %, 2034		29,191	17,806

Credit Suisse Mortgage Capital Certificates
FRB Ser. 06-C3, Class A3, 5.826s, 2038		8,602,000	8,054,917
Ser. 07-1, Class 1A1A, 5.942s, 2037		3,131,387	1,847,518
Ser. 07-3, Class 1A1A, 5.837s, 2037		5,637,293	3,382,376
Ser. 07-C5, Class A3, 5.694s, 2040		30,745,000	30,826,130

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.046s, 2017		369,000	158,670
FRB Ser. 06-A, Class C, 0.846s, 2017		1,093,000	579,290

Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
7s, 2033		2,470,895	2,421,477

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 2.08s, 2020		4,911,000	3,683,250
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	7,824,089
Ser. 98-C1, Class F, 6s, 2040		7,396,000	7,493,087
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	258,653

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.436s, 2037 F		19,294,675	10,226,178
FRB Ser. 06-AR4, Class A2, 0.436s, 2036		9,914,866	5,031,795
FRB Ser. 06-AR3, Class A1, 0.436s, 2036		12,139,746	5,596,613

Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1, Class X,
IO, 0.349s, 2031		24,493,827	509,758

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	1,564,578

European Loan Conduit 144A FRB Ser. 22A, Class D, 1.497s,
2014 (United Kingdom)	GBP	2,461,000	747,110

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.466s, 2014 (United Kingdom)	GBP	1,694,829	385,887

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Fannie Mae
FRB Ser. 06-14, Class DF, zero %, 2036	$131,181	$125,833
FRB Ser. 05-91, Class EF, zero %, 2035	110,788	104,973
FRB Ser. 06-54, Class CF, zero %, 2035	125,293	123,399
FRB Ser. 05-51, Class FV, zero %, 2035	313,683	289,934
IFB Ser. 05-99, Class SA, 23.664s, 2035	2,343,991	3,176,037
IFB Ser. 05-74, Class DM, 23.481s, 2035	2,055,397	2,905,598
IFB Ser. 05-95, Class OP, 19.595s, 2035	1,636,111	2,069,656
IFB Ser. 05-83, Class QP, 16.754s, 2034	847,714	1,057,020
IFB Ser. 03-44, Class SI, IO, 7.754s, 2033	8,150,232	1,200,309
IFB Ser. 06-90, Class SE, IO, 7.554s, 2036	7,033,853	1,031,078
IFB Ser. 03-W6, Class 4S, IO, 7.354s, 2042	22,321,164	3,797,723
IFB Ser. 03-W6, Class 5S, IO, 7.354s, 2042	17,463,494	2,956,431
IFB Ser. 08-7, Class SA, IO, 7.304s, 2038	17,737,989	2,644,557
IFB Ser. 09-46, Class SB, IO, 7.054s, 2039	8,300,051	517,093
IFB Ser. 09-46, Class SC, IO, 7.054s, 2039	8,111,923	487,608
IFB Ser. 06-24, Class QS, IO, 6.954s, 2036	3,424,805	606,670
IFB Ser. 06-79, Class DI, IO, 6.904s, 2036	6,432,749	959,821
IFB Ser. 04-24, Class CS, IO, 6.904s, 2034	1,597,553	268,703
IFB Ser. 04-12, Class WS, IO, 6.904s, 2033	2,214,275	317,785
IFB Ser. 03-67, Class KS, IO, 6.854s, 2031	35,042,705	3,922,680
IFB Ser. 03-76, Class GS, IO, 6.854s, 2031	19,404,202	2,483,156
IFB Ser. 03-130, Class BS, IO, 6.804s, 2033	10,067,606	1,129,686
IFB Ser. 08-10, Class WI, IO, 6.754s, 2038	7,264,453	466,596
IFB Ser. 05-65, Class KI, IO, 6.754s, 2035	526,255	75,670
IFB Ser. 03-34, Class WS, IO, 6.754s, 2029	16,401,237	1,917,551
IFB Ser. 05-42, Class SA, IO, 6.554s, 2035	4,297,162	506,549
IFB Ser. 05-48, Class SM, IO, 6.554s, 2034	3,818,050	513,757
IFB Ser. 07-32, Class JS, IO, 6.544s, 2037	31,471,515	4,493,188
IFB Ser. 07-54, Class CI, IO, 6.514s, 2037	4,669,287	514,266
IFB Ser. 08-34, Class SM, IO, 6.504s, 2038	9,054,073	1,110,662
IFB Ser. 07-28, Class SE, IO, 6.504s, 2037	807,658	88,976
IFB Ser. 07-24, Class SD, IO, 6.504s, 2037	8,750,653	1,204,440
IFB Ser. 06-79, Class SI, IO, 6.504s, 2036	2,061,962	257,395
IFB Ser. 05-90, Class GS, IO, 6.504s, 2035	7,116,445	993,171
IFB Ser. 05-90, Class SP, IO, 6.504s, 2035	2,119,001	252,295
IFB Ser. 05-12, Class SC, IO, 6.504s, 2035	2,582,426	322,110
IFB Ser. 05-18, Class SK, IO, 6.504s, 2035	6,745,947	637,897
IFB Ser. 05-45, Class PL, IO, 6.504s, 2034	4,588,449	512,319
IFB Ser. 07-30, Class IE, IO, 6.494s, 2037	9,603,182	1,575,594
IFB Ser. 06-123, Class CI, IO, 6.494s, 2037	8,550,077	1,218,300
IFB Ser. 07-61, Class SA, IO, 6.474s, 2037	10,219,425	1,239,105
IFB Ser. 05-45, Class EW, IO, 6.474s, 2035	374,503	50,165
IFB Ser. 06-31, Class SX, IO, 6.454s, 2036	8,011,381	970,226
IFB Ser. 06-32, Class SI, IO, 6.454s, 2036	52,100,255	6,645,431
IFB Ser. 06-33, Class JS, IO, 6.454s, 2036	2,728,201	364,788
IFB Ser. 06-36, Class SP, IO, 6.454s, 2036	4,056,120	466,921
IFB Ser. 06-22, Class QM, IO, 6.454s, 2036	21,062,230	3,017,545
IFB Ser. 06-23, Class SP, IO, 6.454s, 2036	3,769,780	560,152
IFB Ser. 06-16, Class SM, IO, 6.454s, 2036	8,232,866	1,001,841
IFB Ser. 05-95, Class CI, IO, 6.454s, 2035	5,684,997	827,679

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-84, Class SG, IO, 6.454s, 2035	$8,556,889	$1,187,643
IFB Ser. 06-3, Class SB, IO, 6.454s, 2035	22,059,985	3,376,942
IFB Ser. 05-29, Class SX, IO, 6.454s, 2035	4,823,078	728,290
IFB Ser. 05-57, Class DI, IO, 6.454s, 2035	3,790,996	449,913
IFB Ser. 05-7, Class SC, IO, 6.454s, 2035	12,356,215	1,168,564
IFB Ser. 04-92, Class S, IO, 6.454s, 2034	12,381,518	1,647,113
IFB Ser. 06-104, Class EI, IO, 6.444s, 2036	5,022,568	674,585
IFB Ser. 05-83, Class QI, IO, 6.444s, 2035	1,590,545	267,720
IFB Ser. 06-128, Class GS, IO, 6.434s, 2037	5,153,536	559,509
IFB Ser. 05-73, Class SD, IO, 6.434s, 2035	5,999,056	826,226
IFB Ser. 09-17, Class NS, IO, 6.404s, 2039	28,245,082	3,535,049
IFB Ser. 07-68, Class SA, IO, 6.404s, 2037	17,961,081	1,821,810
IFB Ser. 08-10, Class PI, IO, 6.404s, 2037	13,294,918	1,570,130
IFB Ser. 06-51, Class SP, IO, 6.404s, 2036	2,397,202	349,512
IFB Ser. 04-92, Class SQ, IO, 6.404s, 2034	5,401,271	851,088
IFB Ser. 06-115, Class IE, IO, 6.394s, 2036	2,782,556	343,862
IFB Ser. 05-51, Class WS, IO, 6.384s, 2035	11,007,498	1,662,022
IFB Ser. 06-109, Class SH, IO, 6.374s, 2036	4,076,510	512,491
IFB Ser. 06-111, Class SA, IO, 6.374s, 2036	25,516,696	3,674,659
IFB Ser. 06-111, Class SB, IO, 6.374s, 2036	33,053,264	4,540,527
IFB Ser. 06-103, Class SB, IO, 6.354s, 2036	6,518,325	664,569
IFB Ser. 06-43, Class SD, IO, 6.354s, 2036	21,017,350	3,011,576
IFB Ser. 06-48, Class QB, IO, 6.354s, 2036	28,576,209	3,796,064
IFB Ser. 06-50, Class IP, IO, 6.354s, 2036	28,202,588	4,232,391
IFB Ser. 06-36, Class PS, IO, 6.354s, 2036	15,155,626	2,150,280
IFB Ser. 06-8, Class HJ, IO, 6.354s, 2036	17,466,170	2,339,768
IFB Ser. 06-8, Class JH, IO, 6.354s, 2036	14,060,968	2,036,028
IFB Ser. 05-122, Class SG, IO, 6.354s, 2035	4,144,634	551,236
IFB Ser. 05-122, Class SW, IO, 6.354s, 2035	3,923,679	528,284
IFB Ser. 05-57, Class MS, IO, 6.354s, 2035	3,670,117	427,631
IFB Ser. 06-20, Class IB, IO, 6.344s, 2036	9,819,645	1,032,556
IFB Ser. 06-17, Class SI, IO, 6.334s, 2036	3,896,685	514,323
IFB Ser. 06-60, Class YI, IO, 6.324s, 2036	7,567,105	1,196,132
IFB Ser. 06-86, Class SB, IO, 6.304s, 2036	2,449,303	354,120
IFB Ser. 06-42, Class CI, IO, 6.304s, 2036	65,578,548	8,521,277
IFB Ser. 06-42, Class EI, IO, 6.304s, 2036	24,308,881	2,993,031
IFB Ser. 07-91, Class SA, IO, 6.264s, 2037	40,732,351	5,260,583
IFB Ser. 06-62, Class SB, IO, 6.254s, 2036	31,618,663	4,450,327
IFB Ser. 10-2, Class TS, IO, 6.254s, 2027	27,292,181	3,470,519
IFB Ser. 07-15, Class NI, IO, 6.254s, 2022	7,707,879	846,345
IFB Ser. 09-70, Class SI, IO, 6.204s, 2036	40,821,908	4,124,237
IFB Ser. 06-79, Class SH, IO, 6.204s, 2036	7,541,430	1,109,269
IFB Ser. 07-30, Class LI, IO, 6.194s, 2037	7,334,783	947,654
IFB Ser. 07-86, Class SE, IO, 6.184s, 2037	43,370,517	5,397,027
IFB Ser. 07-89, Class SA, IO, 6.184s, 2037	10,245,027	1,261,163
IFB Ser. 07-48, Class SG, IO, 6.184s, 2037	34,026,877	4,491,548
IFB Ser. 06-82, Class SI, IO, 6.184s, 2036	56,614,044	6,766,511
IFB Ser. 07-54, Class GI, IO, 6.164s, 2037 F	7,166,386	884,481
IFB Ser. 07-54, Class IA, IO, 6.164s, 2037	4,079,551	414,597
IFB Ser. 07-54, Class IB, IO, 6.164s, 2037	4,079,551	414,597

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IC, IO, 6.164s, 2037	$4,079,551	$414,597
IFB Ser. 07-54, Class ID, IO, 6.164s, 2037	4,079,551	414,597
IFB Ser. 07-54, Class IF, IO, 6.164s, 2037	6,461,639	832,518
IFB Ser. 07-54, Class UI, IO, 6.164s, 2037	6,001,824	813,487
IFB Ser. 07-102, Class SA, IO, 6.154s, 2037	7,645,408	564,690
IFB Ser. 07-99, Class SD, IO, 6.154s, 2037	23,295,378	3,370,550
IFB Ser. 06-116, Class TS, IO, 6.154s, 2036	20,846,752	2,755,315
IFB Ser. 07-15, Class CI, IO, 6.134s, 2037	15,448,656	1,993,340
IFB Ser. 06-115, Class JI, IO, 6.134s, 2036	10,988,548	1,463,894
IFB Ser. 10-10, Class SA, IO, 6.104s, 2040	53,302,141	5,820,594
IFB Ser. 09-43, Class SB, IO, 6.084s, 2039	6,802,131	775,443
IFB Ser. 06-123, Class LI, IO, 6.074s, 2037	7,704,437	983,857
IFB Ser. 10-2, Class SD, IO, 6.054s, 2040	18,732,116	2,197,723
IFB Ser. 07-81, Class IS, IO, 6.054s, 2037	5,759,765	706,435
IFB Ser. 09-116, Class BS, IO, 6.034s, 2040	9,630,659	969,085
IFB Ser. 08-11, Class SC, IO, 6.034s, 2038 F	8,456,056	1,099,166
IFB Ser. 10-2, Class MS, IO, 6.004s, 2050	16,902,935	1,840,697
IFB Ser. 10-4, Class SH, IO, 6.004s, 2040	9,644,538	1,070,737
IFB Ser. 10-5, Class SA, IO, 6.004s, 2040	37,341,654	3,565,792
IFB Ser. 09-111, Class SE, IO, 6.004s, 2040	16,166,070	1,388,665
IFB Ser. 10-26, Class S, IO, 5.984s, 2036	21,848,359	2,379,286
IFB Ser. 09-104, Class KS, IO, 5.954s, 2039	16,609,954	1,514,462
IFB Ser. 09-88, Class SA, IO, 5.954s, 2039	38,429,491	4,446,292
IFB Ser. 08-62, Class SN, IO, 5.954s, 2038	8,719,608	554,480
IFB Ser. 09-71, Class XS, IO, 5.954s, 2036	42,995,296	4,944,200
IFB Ser. 09-87, Class HS, IO, 5.904s, 2039	6,489,360	655,108
IFB Ser. 09-91, Class S, IO, 5.904s, 2039	26,112,292	2,431,707
IFB Ser. 07-39, Class AI, IO, 5.874s, 2037	7,077,187	823,785
IFB Ser. 07-32, Class SD, IO, 5.864s, 2037	4,874,716	559,805
IFB Ser. 09-62, Class PS, IO, 5.854s, 2039	22,560,048	2,156,608
IFB Ser. 09-47, Class SA, IO, 5.854s, 2039	49,993,997	4,986,757
IFB Ser. 08-61, Class S, IO, 5.854s, 2038	38,350,273	4,320,043
IFB Ser. 07-42, Class S, IO, 5.854s, 2037	7,109,803	740,593
IFB Ser. 09-84, Class SL, IO, 5.854s, 2037	18,764,174	2,066,991
IFB Ser. 07-26, Class S, IO, 5.854s, 2037	38,138,961	4,278,920
IFB Ser. 07-30, Class UI, IO, 5.854s, 2037	4,039,588	474,938
IFB Ser. 07-32, Class SC, IO, 5.854s, 2037	6,961,763	666,039
IFB Ser. 07-32, Class SG, IO, 5.854s, 2037	26,028,669	2,343,491
IFB Ser. 07-1, Class CI, IO, 5.854s, 2037	4,489,896	440,257
IFB Ser. 07-3, Class SH, IO, 5.824s, 2037	4,472,735	455,503
IFB Ser. 09-54, Class SA, IO, 5.804s, 2039	43,010,302	4,865,325
IFB Ser. 08-46, Class MI, IO, 5.804s, 2038	35,738,335	3,181,069
IFB Ser. 09-37, Class KI, IO, 5.754s, 2039	18,890,562	2,080,495
IFB Ser. 08-33, Class SA, IO, 5.754s, 2038	11,573,337	1,266,123
IFB Ser. 08-57, Class SE, IO, 5.754s, 2037	35,188,542	2,844,994
IFB Ser. 04-46, Class PJ, IO, 5.754s, 2034	3,796,999	477,473
IFB Ser. 07-75, Class ID, IO, 5.624s, 2037	6,009,595	537,294
IFB Ser. 09-3, Class SE, IO, 5.254s, 2037	5,527,551	562,981
IFB Ser. 05-W2, Class A2, IO, 4.964s, 2035	5,996,754	541,474
IFB Ser. 09-86, Class SA, IO, zero %, 2039	42,946,354	387,806

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-48, Class FG, zero %, 2036	$435,957	$398,362
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	90,555	14,556
Ser. 06-W2, Class 1AS, IO, 5.759s, 2036	7,920,938	928,827
Ser. 07-W1, Class 1AS, IO, 5.502s, 2046	13,146,837	1,406,314
Ser. 09-86, Class XI, IO, 5 1/2s, 2039	40,030,073	6,667,409
Ser. 383, Class 18, IO, 5 1/2s, 2038	2,681,074	467,724
Ser. 383, Class 19, IO, 5 1/2s, 2038	2,437,709	425,260
Ser. 383, Class 6, IO, 5 1/2s, 2037	2,050,544	342,195
Ser. 383, Class 7, IO, 5 1/2s, 2037	2,024,850	349,406
Ser. 383, Class 20, IO, 5 1/2s, 2037	1,561,762	273,663
Ser. 364, Class 12, IO, 5 1/2s, 2035	31,713,835	5,936,796
Ser. 10-21, Class IP, IO, 5s, 2039	28,882,768	4,516,572
Ser. 385, Class 3, IO, 5s, 2038	182,157	29,103
Ser. 359, Class 7, IO, 5s, 2036	13,278,031	2,366,602
Ser. 378, Class 19, IO, 5s, 2035	26,627,105	5,582,719
Ser. 356, Class 5, IO, 5s, 2035	13,360,384	2,508,145
Ser. 09-86, Class UI, IO, 4s, 2014	32,209,992	2,442,484
Ser. 03-W12, Class 2, IO, 2.221s, 2043	468,349	38,740
Ser. 03-W10, Class 3, IO, 1.857s, 2043	994,293	70,604
Ser. 03-W10, Class 1, IO, 1.78s, 2043	624,431	41,072
Ser. 03-W8, Class 12, IO, 1.638s, 2042	852,506	53,228
Ser. 03-W17, Class 12, IO, 1.14s, 2033	14,488,530	633,873
Ser. 06-26, Class NB, 1s, 2036	988,998	882,357
Ser. 03-T2, Class 2, IO, 0.81s, 2042	734,867	21,351
Ser. 01-T1, Class 1, IO, 0.776s, 2040	776,615	14,096
Ser. 00-T6, IO, 0.775s, 2030	13,190,805	300,333
Ser. 03-W6, Class 51, IO, 0.666s, 2042	359,919	8,533
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	25,946,517	593,353
Ser. 01-T12, Class IO, 0.565s, 2041	524,328	11,375
Ser. 02-T18, IO, 0.511s, 2042	37,968,711	742,219
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	21,384,803	347,503
Ser. 03-W2, Class 1, IO, 0.467s, 2042	318,413	3,602
Ser. 02-T4, IO, 0.446s, 2041	3,059,502	38,161
Ser. 01-50, Class B1, IO, 0.435s, 2041	913,665	12,179
Ser. 02-T1, Class IO, IO, 0.423s, 2031	625,764	8,255
Ser. 03-W6, Class 3, IO, 0.368s, 2042	504,114	6,704
Ser. 03-W6, Class 23, IO, 0.352s, 2042	534,486	6,852
Ser. 02-W8, Class 1, IO, 0.351s, 2042	19,265,654	216,739
Ser. 06-56, Class XF, zero %, 2036	295,747	228,924
Ser. 05-117, Class MO, PO, zero %, 2036	88,841	86,257
Ser. 05-63, PO, zero %, 2035	20,738	20,723
Ser. 05-50, Class LO, PO, zero %, 2035	108,832	93,530
Ser. 99-51, Class N, PO, zero %, 2029	260,393	230,930

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.854s, 2043	2,619,019	440,013
IFB Ser. T-56, Class 3ASI, IO, 7.254s, 2043	1,226,502	197,928
Ser. T-56, Class A, IO, 0.524s, 2043	378,752	7,517
Ser. T-57, Class 1AX, IO, 0.433s, 2043	11,482,205	162,430
Ser. T-56, Class 1, IO, 0.13s, 2043	454,665	3,511

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class 2, IO, 0.01s, 2043	$415,273	$36
Ser. T-56, Class 3, IO, 0.008s, 2043	342,534	2,753

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.22s, 2020 F	20,895,843	867,752

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	1,977,742

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,440,794

Freddie Mac
FRB Ser. 3006, Class FA, 0.63s, 2034	220,825	220,596
FRB Ser. 3345, Class TY, zero %, 2037	348,432	327,140
FRB Ser. 3299, Class FD, zero %, 2037	447,208	430,609
FRB Ser. 3304, Class UF, zero %, 2037	404,765	327,348
FRB Ser. 3326, Class XF, zero %, 2037	52,049	50,280
FRB Ser. 3273, Class HF, zero %, 2037	51,900	50,194
FRB Ser. 3235, Class TP, zero %, 2036	51,587	50,983
FRB Ser. 3283, Class KF, zero %, 2036	37,660	37,277
FRB Ser. 3332, Class UA, zero %, 2036	31,525	31,259
FRB Ser. 3251, Class TC, zero %, 2036	469,772	446,223
FRB Ser. 3140, Class KF, zero %, 2036 F	5,849	5,821
FRB Ser. 3130, Class JF, zero %, 2036	49,074	48,659
FRB Ser. 3067, Class SF, zero %, 2035	613,810	500,381
FRB Ser. 3072, Class TJ, zero %, 2035	203,590	136,333
FRB Ser. 3047, Class BD, zero %, 2035	355,899	283,871
FRB Ser. 3052, Class TJ, zero %, 2035	89,619	76,160
FRB Ser. 3326, Class WF, zero %, 2035	397,230	371,019
FRB Ser. 3030, Class EF, zero %, 2035	236,783	215,793
FRB Ser. 3033, Class YF, zero %, 2035	335,925	301,760
FRB Ser. 3251, Class TP, zero %, 2035	272,943	227,380
FRB Ser. 3263, Class AE, zero %, 2035	333,205	323,356
FRB Ser. 3412, Class UF, zero %, 2035	385,378	321,063
FRB Ser. 3007, Class LU, zero %, 2035	38,711	25,873
FRB Ser. 2958, Class TP, zero %, 2035	77,228	73,060
FRB Ser. 2963, Class TW, zero %, 2035	133,074	130,051
FRB Ser. 2958, Class FB, zero %, 2035	118,921	114,499
FRB Ser. 2947, Class GF, zero %, 2034	293,306	261,871
FRB Ser. 3006, Class TE, zero %, 2034	109,137	106,787
IFB Ser. 3182, Class SP, 27.68s, 2032	1,447,231	1,837,942
IFB Ser. 3211, Class SI, IO, 26.698s, 2036	1,572,268	992,133
IFB Ser. 3408, Class EK, 24.868s, 2037	1,404,306	1,906,786
IFB Ser. 3077, Class ST, IO, 23.723s, 2035	19,708,689	11,631,206
IFB Ser. 2979, Class AS, 23.43s, 2034	870,459	1,153,000
IFB Ser. 3105, Class SI, IO, 19.03s, 2036	1,018,265	493,960
IFB Ser. 3489, Class SD, IO, 7.57s, 2032	4,012,273	681,444
IFB Ser. 2684, Class SP, IO, 7.27s, 2033	31,651,000	6,080,142
IFB Ser. 3184, Class SP, IO, 7.12s, 2033	6,932,839	707,337
IFB Ser. 3110, Class SP, IO, 7.07s, 2035	7,075,252	1,233,641
IFB Ser. 3156, Class PS, IO, 7.02s, 2036	32,654,451	5,559,747
IFB Ser. 3149, Class LS, IO, 6.97s, 2036	14,030,424	2,521,407

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3119, Class PI, IO, 6.97s, 2036	$10,207,374	$1,829,263
IFB Ser. 2882, Class NS, IO, 6.97s, 2034	5,989,874	831,155
IFB Ser. 3149, Class SE, IO, 6.92s, 2036	3,962,506	706,396
IFB Ser. 2950, Class S, IO, 6.92s, 2034	20,874,567	3,499,621
IFB Ser. 2779, Class YS, IO, 6.92s, 2033	18,929,283	2,620,002
IFB Ser. 3203, Class SH, IO, 6.91s, 2036	4,038,531	503,249
IFB Ser. 3208, Class PS, IO, 6.87s, 2036	79,207,619	13,486,854
IFB Ser. 2835, Class AI, IO, 6.87s, 2034	378,719	63,769
IFB Ser. 2594, Class SE, IO, 6.82s, 2030	1,007,157	97,504
IFB Ser. 2828, Class TI, IO, 6.82s, 2030	2,481,998	326,322
IFB Ser. 3550, Class GS, IO, 6.52s, 2039	8,407,846	1,063,088
IFB Ser. 3249, Class SI, IO, 6.52s, 2036	2,228,154	314,358
IFB Ser. 3028, Class ES, IO, 6.52s, 2035	8,445,124	1,189,724
IFB Ser. 3042, Class SP, IO, 6.52s, 2035	3,662,751	526,951
IFB Ser. 2990, Class TS, IO, 6.52s, 2035	3,950,488	402,106
IFB Ser. 2981, Class AS, IO, 6.49s, 2035	3,849,220	518,029
IFB Ser. 3287, Class SE, IO, 6.47s, 2037 F	10,233,332	1,533,362
IFB Ser. 3122, Class DS, IO, 6.47s, 2036	4,168,540	502,530
IFB Ser. 3123, Class LI, IO, 6.47s, 2036	3,059,745	486,316
IFB Ser. 3108, Class SV, IO, 6.47s, 2036	41,608,420	5,719,493
IFB Ser. 3117, Class SC, IO, 6.47s, 2036	26,325,117	3,533,094
IFB Ser. 3139, Class SE, IO, 6.47s, 2036	37,786,129	4,692,659
IFB Ser. 3107, Class DC, IO, 6.47s, 2035	3,341,075	492,518
IFB Ser. 3001, Class IH, IO, 6.47s, 2035	9,259,768	1,399,244
IFB Ser. 2906, Class SW, IO, 6.47s, 2034	6,194,318	697,294
IFB Ser. 2950, Class SM, IO, 6.47s, 2016	1,613,028	204,126
IFB Ser. 3256, Class S, IO, 6.46s, 2036	7,578,621	1,024,583
IFB Ser. 3031, Class BI, IO, 6.46s, 2035	3,219,338	543,051
IFB Ser. 3249, Class SM, IO, 6.42s, 2036	7,282,096	1,069,740
IFB Ser. 3240, Class SM, IO, 6.42s, 2036	7,147,498	987,427
IFB Ser. 3149, Class SI, IO, 6.42s, 2036	18,329,085	2,439,601
IFB Ser. 3147, Class SD, IO, 6.42s, 2036	12,397,427	1,552,852
IFB Ser. 3398, Class SI, IO, 6.42s, 2036	11,100,859	1,456,766
IFB Ser. 3067, Class SI, IO, 6.42s, 2035	4,801,832	742,987
IFB Ser. 3128, Class JI, IO, 6.4s, 2036	1,234,850	170,310
IFB Ser. 3240, Class S, IO, 6.39s, 2036	11,679,998	1,664,984
IFB Ser. 3229, Class BI, IO, 6.39s, 2036	391,920	45,784
IFB Ser. 3065, Class DI, IO, 6.39s, 2035	2,224,643	338,215
IFB Ser. 3231, Class SA, IO, 6.37s, 2036	3,074,429	439,547
IFB Ser. 3210, Class SA, IO, 6.37s, 2036	3,721,198	440,553
IFB Ser. 3145, Class GI, IO, 6.37s, 2036	1,069,723	153,302
IFB Ser. 3114, Class IP, IO, 6.37s, 2036	12,503,187	1,741,694
IFB Ser. 3510, Class IB, IO, 6.37s, 2036	4,810,718	784,917
IFB Ser. 3424, Class XI, IO, 6.34s, 2036	8,141,434	1,168,214
IFB Ser. 3339, Class AI, IO, 6.32s, 2037	6,473,348	708,637
IFB Ser. 3206, Class ES, IO, 6.32s, 2036	1,768,426	210,230
IFB Ser. 3485, Class SI, IO, 6.32s, 2036	2,463,470	375,211
IFB Ser. 3346, Class SC, IO, 6.32s, 2033	330,354,633	47,468,657
IFB Ser. 3346, Class SB, IO, 6.32s, 2033	104,345,454	14,985,051
IFB Ser. 3238, Class LI, IO, 6.26s, 2036	3,850,717	527,240

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3171, Class PS, IO, 6.255s, 2036	$5,036,176	$628,967
IFB Ser. 3171, Class ST, IO, 6.255s, 2036	5,263,200	667,900
IFB Ser. 3449, Class SL, IO, 6 1/4s, 2037	16,920,779	1,973,900
IFB Ser. 3152, Class SY, IO, 6 1/4s, 2036	10,104,384	1,507,574
IFB Ser. 3510, Class DI, IO, 6 1/4s, 2035	8,287,271	1,178,201
IFB Ser. 3181, Class PS, IO, 6.24s, 2036	3,518,448	502,962
IFB Ser. 3361, Class SI, IO, 6.22s, 2037	19,014,655	2,614,971
IFB Ser. 3199, Class S, IO, 6.22s, 2036	7,725,879	1,073,974
IFB Ser. 3200, Class PI, IO, 6.22s, 2036	32,104,354	4,476,631
IFB Ser. 3284, Class LI, IO, 6.21s, 2037	9,218,052	1,256,974
IFB Ser. 3303, Class SH, IO, 6.2s, 2037	33,193,898	3,867,753
IFB Ser. 3281, Class AI, IO, 6.2s, 2037	9,498,806	1,294,117
IFB Ser. 3261, Class SA, IO, 6.2s, 2037	3,036,886	412,318
IFB Ser. 3311, Class IA, IO, 6.18s, 2037	6,038,880	819,657
IFB Ser. 3311, Class IB, IO, 6.18s, 2037	6,038,880	819,657
IFB Ser. 3311, Class IC, IO, 6.18s, 2037	6,038,880	819,657
IFB Ser. 3311, Class ID, IO, 6.18s, 2037	6,038,880	819,657
IFB Ser. 3311, Class IE, IO, 6.18s, 2037	9,177,536	1,245,667
IFB Ser. 3311, Class PI, IO, 6.18s, 2037	5,776,163	801,745
IFB Ser. 3318, Class KS, IO, 6.18s, 2037	22,767,381	2,603,222
IFB Ser. 3265, Class SC, IO, 6.18s, 2037	2,260,719	294,504
IFB Ser. 3382, Class SI, IO, 6.17s, 2037	12,888,343	1,570,702
IFB Ser. 3240, Class GS, IO, 6.15s, 2036	7,654,238	1,018,779
IFB Ser. 3598, Class SA, IO, 6.12s, 2039	40,383,498	5,415,427
IFB Ser. 3621, Class CS, IO, 6.12s, 2037	16,368,249	1,787,302
IFB Ser. 3257, Class SI, IO, 6.09s, 2036	3,194,144	384,378
IFB Ser. 3242, Class SC, IO, 6.06s, 2036	11,582,910	1,363,309
IFB Ser. 3242, Class SD, IO, 6.06s, 2036	7,207,243	832,581
IFB Ser. 3225, Class EY, IO, 6.06s, 2036	29,854,908	3,793,066
IFB Ser. 3225, Class JY, IO, 6.06s, 2036	13,780,660	1,812,570
IFB Ser. 3608, Class SC, IO, 6.02s, 2039	26,752,031	2,860,862
IFB Ser. 3201, Class IN, IO, 6.02s, 2036	20,378,268	2,906,349
IFB Ser. 3621, Class SB, IO, 6s, 2040	81,586,206	9,519,174
IFB Ser. 3628, Class SA, IO, 6s, 2040	21,766,493	2,407,918
IFB Ser. 3617, Class BS, IO, 5.99s, 2039	35,123,957	3,666,063
IFB Ser. 3502, Class DS, IO, 5.92s, 2039	2,802,216	317,513
IFB Ser. 2967, Class SA, IO, 5.92s, 2035	4,457,304	465,253
IFB Ser. 3339, Class TI, IO, 5.91s, 2037	8,642,172	1,076,382
IFB Ser. 3284, Class CI, IO, 5.89s, 2037	16,127,725	2,020,965
IFB Ser. 3476, Class S, IO, 5.87s, 2038	8,978,482	837,962
IFB Ser. 3303, Class SD, IO, 5.86s, 2037	4,974,544	575,491
IFB Ser. 3309, Class SG, IO, 5.84s, 2037	9,441,918	1,054,662
IFB Ser. 2965, Class SA, IO, 5.82s, 2032	3,958,342	488,816
IFB Ser. 3510, Class BI, IO, 5.8s, 2037	21,888,105	2,800,364
IFB Ser. 3530, Class SC, IO, 5.77s, 2039	40,753,340	4,493,056
IFB Ser. 3536, Class SM, IO, 5.77s, 2039	15,420,045	1,747,245
IFB Ser. 3549, Class SA, IO, 5.57s, 2039	25,488,822	2,449,476
IFB Ser. 3424, Class UI, IO, 5.53s, 2037	5,727,192	614,420
IFB Ser. 3423, Class SG, IO, 5.42s, 2038	3,210,618	273,031
IFB Ser. 3607, Class SA, IO, 5.021s, 2036	25,701,925	3,552,777

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3607, Class SB, IO, 5.021s, 2036	$67,599,537	$8,783,208
Ser. 3645, Class ID, IO, 5s, 2040	15,567,000	2,772,950
Ser. 3632, Class CI, IO, 5s, 2038	20,823,049	3,913,900
Ser. 3626, Class DI, IO, 5s, 2037	16,307,311	2,511,815
Ser. 3623, Class CI, IO, 5s, 2036	14,578,999	2,161,614
Ser. 3331, Class GO, PO, zero %, 2037	201,702	192,918
Ser. 3374, Class DO, PO, zero %, 2037	107,876	107,167
Ser. 3324, PO, zero %, 2037 F	5,674	5,673
Ser. 3369, PO, zero %, 2037	34,822	26,450
Ser. 3289, Class SI, IO, zero %, 2037	795,557	193,344
Ser. 3314, PO, zero %, 2036	900,047	782,231
Ser. 3141, Class DO, PO, zero %, 2036	245,094	205,364
Ser. 3142, PO, zero %, 2036	20,857	20,828
Ser. 3124, Class DO, PO, zero %, 2036	123,191	112,523
Ser. 3097, Class OC, PO, zero %, 2036	48,904	46,849
Ser. 3106, PO, zero %, 2036	74,579	73,917
Ser. 3084, Class ON, PO, zero %, 2035	70,220	68,553
Ser. 3090, Class KO, PO, zero %, 2035 F	3,545	3,545
Ser. 3084, PO, zero %, 2035	20,501	20,416
Ser. 2989, Class WO, PO, zero %, 2035	77,725	76,428
Ser. 2975, Class QO, PO, zero %, 2035	35,761	33,090
Ser. 2981, Class CO, PO, zero %, 2035	130,722	129,908
Ser. 2947, Class AO, PO, zero %, 2035	47,472	33,949
Ser. 2951, Class JO, PO, zero %, 2035	92,778	69,332
Ser. 2985, Class CO, PO, zero %, 2035	169,242	147,959
Ser. 3145, Class KO, PO, zero %, 2034	64,514	52,645
Ser. 2692, Class TO, PO, zero %, 2033	147,429	100,518
Ser. 1208, Class F, PO, zero %, 2022	245,656	222,169

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	1,655,600	1,274,812

Government National Mortgage Association
FRB Ser. 07-37, Class SN, IO, 6.45s, 2037	27,505,618	2,965,106
FRB Ser. 07-73, Class KI, IO, zero %, 2037	1,132,267	16,188
FRB Ser. 07-73, Class KM, zero %, 2037	113,406	106,008
FRB Ser. 07-16, Class WF, zero %, 2037	690,413	666,534
IFB Ser. 10-14, Class SA, IO, 7.76s, 2032	3,013,822	532,362
IFB Ser. 08-47, Class S, IO, 7.47s, 2038	6,709,757	887,701
IFB Ser. 09-79, Class AI, IO, 7.16s, 2039	6,468,020	767,043
IFB Ser. 05-68, Class PU, IO, 7.06s, 2032	3,909,035	598,591
IFB Ser. 04-59, Class SH, IO, 7.02s, 2034	1,768,935	268,076
IFB Ser. 04-26, Class IS, IO, 6.97s, 2034	2,959,615	222,676
IFB Ser. 05-68, Class SN, IO, 6.97s, 2034	9,329,192	1,172,773
IFB Ser. 04-11, Class SB, IO, 6.96s, 2034	12,551,916	2,006,675
IFB Ser. 07-47, Class SA, IO, 6.87s, 2036	5,429,068	819,522
IFB Ser. 04-58, Class AS, IO, 6.87s, 2032	7,774,725	854,831
IFB Ser. 07-49, Class NY, IO, 6.86s, 2035	52,879,003	4,066,924
IFB Ser. 04-96, Class KS, IO, 6.76s, 2034	4,673,072	717,317
IFB Ser. 06-16, Class GS, IO, 6 3/4s, 2036	11,333,413	1,491,364
IFB Ser. 10-14, Class SD, IO, 6.74s, 2036	3,086,185	282,911
IFB Ser. 04-5, Class PS, IO, 6.71s, 2033	7,229,000	1,164,953

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-35, Class NY, IO, 6.67s, 2035	$6,118,681	$630,655
IFB Ser. 09-88, Class MS, IO, 6.66s, 2039	5,362,520	652,933
IFB Ser. 09-76, Class MS, IO, 6.66s, 2039	14,450,171	1,966,090
IFB Ser. 09-76, Class SJ, IO, 6.62s, 2039	58,361,167	7,630,293
IFB Ser. 07-26, Class SG, IO, 6.61s, 2037	23,683,522	2,629,581
IFB Ser. 09-87, Class IW, IO, 6.61s, 2034	19,905,729	3,054,335
IFB Ser. 05-45, Class HI, IO, 6.59s, 2035	7,053,240	1,048,111
IFB Ser. 09-66, Class XS, IO, 6.57s, 2039	29,362,910	3,845,406
IFB Ser. 09-106, Class XI, IO, 6.56s, 2037	164,084,439	19,811,555
IFB Ser. 07-22, Class S, IO, 6.56s, 2037	3,478,387	386,619
IFB Ser. 10-14, Class SB, IO, 6.56s, 2035	1,110,449	156,562
IFB Ser. 08-79, Class ID, IO, 6.56s, 2035	14,152,145	2,188,023
IFB Ser. 05-13, Class SD, IO, 6.56s, 2035	18,506,805	2,762,326
IFB Ser. 04-106, Class SI, IO, 6.52s, 2034	2,812,733	428,604
IFB Ser. 09-61, Class ES, IO, 6.51s, 2039	12,513,474	1,294,769
IFB Ser. 09-106, Class XL, IO, 6.51s, 2037	27,759,479	3,189,842
IFB Ser. 09-87, Class SI, IO, 6.51s, 2035	8,198,279	1,217,281
IFB Ser. 04-104, Class IS, IO, 6.51s, 2034	6,782,455	840,753
IFB Ser. 09-87, Class IG, IO, 6 1/2s, 2037	16,131,769	2,285,710
IFB Ser. 07-53, Class SY, IO, 6.495s, 2037	8,543,466	902,737
IFB Ser. 04-17, Class QN, IO, 6.47s, 2034	2,314,105	320,025
IFB Ser. 09-61, Class SA, IO, 6.46s, 2039	98,632,438	12,530,265
IFB Ser. 07-41, Class SL, IO, 6.46s, 2037	482,711	54,252
IFB Ser. 07-41, Class SM, IO, 6.46s, 2037	2,101,185	235,675
IFB Ser. 07-41, Class SN, IO, 6.46s, 2037	2,142,286	240,285
IFB Ser. 07-37, Class SU, IO, 6.46s, 2037	10,019,966	1,347,685
IFB Ser. 06-25, Class SI, IO, 6.46s, 2036	14,755,356	1,833,205
IFB Ser. 07-37, Class YS, IO, 6.44s, 2037	6,038,829	768,743
IFB Ser. 07-59, Class PS, IO, 6.43s, 2037	2,556,566	228,358
IFB Ser. 07-16, Class PU, IO, 6.41s, 2037	2,049,730	263,185
IFB Ser. 10-14, Class SE, IO, 6.4s, 2033	1,642,104	157,970
IFB Ser. 09-106, Class LP, IO, 6.37s, 2036	64,993,575	7,708,238
IFB Ser. 09-106, Class CM, IO, 6.37s, 2034	20,841,809	2,721,523
IFB Ser. 08-6, Class TI, IO, 6.37s, 2032	8,620,358	851,519
IFB Ser. 10-17, Class AS, IO, 6.36s, 2038	56,738,922	8,227,144
IFB Ser. 03-110, Class S, IO, 6.36s, 2033	6,989,809	951,872
IFB Ser. 09-87, Class SK, IO, 6.36s, 2032	13,333,887	1,438,460
IFB Ser. 06-34, Class PS, IO, 6.35s, 2036	1,720,643	200,937
IFB Ser. 08-1, Class SE, IO, 6.33s, 2038	16,632,377	1,733,759
IFB Ser. 07-17, Class AI, IO, 6.32s, 2037	14,268,765	1,977,936
IFB Ser. 09-18, Class MS, IO, 6.31s, 2035	14,560,623	1,377,726
IFB Ser. 07-10, Class SB, IO, 6.28s, 2037	29,811,241	3,046,709
IFB Ser. 08-6, Class SA, IO, 6.27s, 2038	9,540,037	973,847
IFB Ser. 09-106, Class LS, IO, 6.26s, 2037	6,727,799	680,584
IFB Ser. 10-2, Class SA, IO, 6.26s, 2037	56,949,238	7,652,554
IFB Ser. 09-24, Class SA, IO, 6.26s, 2037	37,297,380	3,748,387
IFB Ser. 06-26, Class S, IO, 6.26s, 2036	27,521,314	2,817,742
IFB Ser. 08-6, Class SB, IO, 6.24s, 2038	26,188,123	2,632,692
IFB Ser. 08-9, Class SK, IO, 6.24s, 2038	10,122,165	1,177,511
IFB Ser. 07-37, Class SM, IO, 6.24s, 2037	5,268,629	650,751

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-2, Class S, IO, 6.22s, 2040	$27,326,044	$3,296,204
IFB Ser. 07-35, Class KY, IO, 6.22s, 2037	44,323,363	4,524,086
IFB Ser. 09-102, Class SM, IO, 6.17s, 2039	68,088,996	7,170,622
IFB Ser. 09-35, Class SP, IO, 6.17s, 2037	14,322,220	1,788,129
IFB Ser. 09-110, Class CS, IO, 6.16s, 2039	126,370,199	12,187,647
IFB Ser. 09-106, Class MS, IO, 6.16s, 2038	53,947,949	5,179,543
IFB Ser. 09-103, Class SW, IO, 6.16s, 2037	28,295,241	3,696,066
IFB Ser. 08-27, Class QI, IO, 6.145s, 2038	23,454,679	2,195,827
IFB Ser. 05-71, Class SA, IO, 6.13s, 2035	10,692,557	1,451,782
IFB Ser. 09-106, Class SC, IO, 6.11s, 2039	86,924,405	11,276,703
IFB Ser. 05-65, Class SI, IO, 6.11s, 2035	5,184,908	593,776
IFB Ser. 09-102, Class SA, IO, 6.1s, 2039	18,714,249	2,038,099
IFB Ser. 06-7, Class SB, IO, 6.08s, 2036	861,228	82,791
IFB Ser. 09-87, Class DS, IO, 6.07s, 2039	23,284,534	2,223,207
IFB Ser. 09-92, Class SL, IO, 6.07s, 2039	50,729,740	5,151,605
IFB Ser. 09-110, Class NS, IO, 6.06s, 2039	33,110,567	3,193,481
IFB Ser. 09-87, Class KI, IO, 6.06s, 2035	1,964,378	250,655
IFB Ser. 06-16, Class SX, IO, 6.05s, 2036	8,809,701	1,009,944
IFB Ser. 09-88, Class SK, IO, 6.02s, 2039	46,894,304	4,169,686
IFB Ser. 09-72, Class SM, IO, 6.02s, 2039	59,516,251	6,704,878
IFB Ser. 09-92, Class SA, IO, 6.02s, 2039	102,262,587	11,867,062
IFB Ser. 09-77, Class SB, IO, 6.02s, 2038	25,959,832	2,938,679
IFB Ser. 05-84, Class SH, IO, 6.02s, 2035	11,990,464	1,596,290
IFB Ser. 07-17, Class IB, IO, 6.01s, 2037	3,150,343	413,451
IFB Ser. 09-106, Class SD, IO, 6.01s, 2036	24,516,114	2,750,708
IFB Ser. 09-87, Class SN, IO, 6.01s, 2035	15,009,269	1,423,929
IFB Ser. 09-76, Class XS, IO, 5.97s, 2039	25,542,816	3,164,698
IFB Ser. 07-25, Class KS, IO, 5.97s, 2037	7,495,666	703,393
IFB Ser. 07-26, Class SW, IO, 5.96s, 2037	73,057,697	6,920,756
IFB Ser. 09-106, Class SU, IO, 5.96s, 2037	13,750,437	1,341,355
IFB Ser. 07-7, Class JI, IO, 5.96s, 2037	7,689,292	851,205
IFB Ser. 05-35, Class SA, IO, 5.96s, 2035	8,196,563	925,064
IFB Ser. 05-35, Class SB, IO, 5.96s, 2035	6,269,556	717,801
IFB Ser. 07-31, Class AI, IO, 5.95s, 2037	4,623,834	579,043
IFB Ser. 07-43, Class SC, IO, 5.87s, 2037	4,426,922	507,595
IFB Ser. 09-64, Class SY, IO, 5.86s, 2039	9,431,145	834,067
IFB Ser. 09-66, Class BS, IO, 5.86s, 2039	44,221,302	4,797,136
IFB Ser. 09-106, Class SL, IO, 5.86s, 2036	106,772,029	12,226,465
IFB Ser. 09-87, Class TS, IO, 5.86s, 2035	5,439,552	659,111
IFB Ser. 04-83, Class CS, IO, 5.84s, 2034	16,146,197	1,896,048
IFB Ser. 09-50, Class SW, IO, 5.76s, 2039	44,241,827	3,976,674
IFB Ser. 09-106, Class ST, IO, 5.76s, 2038	117,350,933	12,551,856
IFB Ser. 04-41, Class SG, IO, 5.76s, 2034	10,410,456	543,322
IFB Ser. 10-1, Class SD, IO, 5.55s, 2040	75,056,119	6,884,053
IFB Ser. 10-1, Class S, IO, 5.51s, 2040	37,245,295	3,322,979
IFB Ser. 10-14, Class SC, IO, 4.571s, 2035	5,035,303	633,038
IFB Ser. 09-87, Class WT, IO, 0.186s, 2035	32,299,680	122,739
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	15,833,399	58,742
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	2,323,153	610,376
Ser. 09-55, Class LI, IO, 5 1/2s, 2038	13,801,701	2,208,272

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Government National Mortgage Association
Ser. 06-36, Class OD, PO, zero %, 2036	$127,289	$111,718
Ser. 06-64, PO, zero %, 2034	190,384	134,227
Ser. 99-31, Class MP, PO, zero %, 2029	21,123	18,271

Greenwich Capital Commercial Funding Corp. FRB Ser. 06-GG7,
Class A2, 5.886s, 2038	7,440,000	7,700,704

GS Mortgage Securities Corp. II FRB Ser. 07-GG10, Class A3,
5.805s, 2045	2,581,000	2,656,440

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO,
0.286s, 2039	472,860,963	8,371,808

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.984s, 2035	63,876,075	7,905,080
Ser. 05-RP3, Class 1AS, IO, 5.615s, 2035	7,811,709	922,546
Ser. 06-RP2, Class 1AS1, IO, 5.564s, 2036	105,536,863	11,842,076
Ser. 01-2, IO, 0.214s, 2032	988,947	6,799

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) †	409,597	41

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.984s, 2037	14,156,117	8,564,451

Impac CMB Trust FRB Ser. 05-4, Class 1A1A, 0.786s, 2035	16,512,677	12,879,888

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.356s, 2037	6,385,799	3,448,331

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.832s, 2036	3,595,216	2,069,007
FRB Ser. 07-AR13, Class 4A1, 5.805s, 2037	7,833,696	4,023,643
FRB Ser. 07-AR15, Class 1A1, 5.781s, 2037	6,203,303	3,939,097
FRB Ser. 07-AR9, Class 2A1, 5.779s, 2037	6,396,786	4,317,830
FRB Ser. 05-AR31, Class 3A1, 5.48s, 2036 F	11,363,435	6,477,158
FRB Ser. 05-AR23, Class 6A1, 5.415s, 2035	28,192,431	20,580,475
FRB Ser. 07-AR7, Class 2A1, 5.335s, 2037	6,771,967	3,995,461
FRB Ser. 07-AR11, Class 1A1, 5.041s, 2037 F	4,731,825	2,602,504
FRB Ser. 06-AR27, Class 2A2, 0.446s, 2036	9,621,508	6,278,034

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.908s, 2036	4,363,510	3,403,538
FRB Ser. 06-A6, Class 1A1, 0.406s, 2036	5,120,947	2,608,350

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	725,000	733,121
Ser. 08-C2, Class X, IO, 0.478s, 2051	260,257,861	6,148,436

JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.136s, 2051	279,257,533	3,342,182

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,159,953
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,075,450

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A3, 5.43s, 2040	18,881,000	18,169,823
Ser. 07-C1, Class A4, 5.424s, 2040	24,620,000	23,848,850

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	4,511,500	293,248
Ser. 04-1A, Class K, 5.45s, 2040	1,653,000	90,915
Ser. 04-1A, Class L, 5.45s, 2040	752,500	33,863

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount	Value

Merrill Lynch Alternative Note Asset FRB Ser. 07-AF1, Class AV1,
5.442s, 2037	$8,627,847	$4,486,480

Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.174s, 2049	199,875,497	2,362,628

Merrill Lynch Mortgage Investors Trust
FRB Ser. 06-A4, Class 3A1, 5.961s, 2036	13,107,891	7,965,943
FRB Ser. 06-A1, Class 1A1, 5.615s, 2036	19,264,323	11,439,155

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.238s, 2035	717,750	555,655
Ser. 96-C2, Class JS, IO, 2.273s, 2028 F	5,659,391	197,902

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.827s, 2050	1,006,000	1,012,267
FRB Ser. 07-C1, Class A2, 5.723s, 2050	6,757,000	7,052,555

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	1,229,000	1,306,604

Mezz Cap Commercial Mortgage Trust Ser. 07-C5, Class X, IO,
3.818s, 2017	10,860,420	760,229

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1, Class X,
IO, 7.411s, 2037	6,778,591	660,913

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043 F	2,439,000	2,564,812
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	3,765,000	3,916,588
Ser. 07-HQ13, Class A2, 5.649s, 2044	10,291,000	10,889,929

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7,
6s, 2039	13,869,752	762,836

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1, 5.911s, 2037	17,289,493	8,644,747
FRB Ser. 06-3AR, Class 3A1, 5.881s, 2036 F	11,561,835	7,341,765
FRB Ser. 07-14AR, Class 6A1, 5 7/8s, 2037	38,023,635	23,574,654
FRB Ser. 07-15AR, Class 2A1, 5.737s, 2037	11,208,384	7,450,336
FRB Ser. 06-1AR, Class 1A1, 0.526s, 2036	8,725,793	4,733,742
FRB Ser. 06-5AR, Class A, 0.496s, 2036	32,958,446	16,149,638
Ser. 06-6AR, Class 2A, 5.411s, 2036	23,302,478	14,447,536
Ser. 05-5AR, Class 2A1, 3.736s, 2035	5,713,151	3,499,305

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.092s, 2030	2,378,284	2,520,981
Ser. 97-MC2, Class X, IO, 1.233s, 2012	14,760	1

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3, Class AS,
IO, 6.804s, 2035	9,557,486	1,429,400

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010	880,000	220,000

Residential Accredit Loans, Inc.
FRB Ser. 07-QS5, Class A5, 0.546s, 2037	39,692,868	19,846,434
FRB Ser. 06-QA4, Class A, 0.426s, 2036	11,595,192	5,919,693

Residential Asset Securitization Trust
FRB Ser. 05-A2, Class A1, 0.746s, 2035	20,006,832	14,357,411
Ser. 07-A5, Class 2A3, 6s, 2037	10,929,875	7,869,510

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018	1,339,000	870,350
Ser. 03-1A, Class N, 5s, 2018	1,590,000	954,000

MORTGAGE-BACKED SECURITIES (52.7%)* cont.	Principal amount		Value

STRIPS 144A
Ser. 04-1A, Class M, 5s, 2018		$1,438,000	$790,900
Ser. 04-1A, Class N, 5s, 2018		1,371,000	685,500

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 06-9, Class 1A1, 6.488s, 2036		4,065,707	2,210,262
FRB Ser. 05-23, Class 3A1, 6.026s, 2036 F		13,982,790	10,417,178
FRB Ser. 07-10, Class 1A1, 6s, 2037		2,400,652	1,368,466
FRB Ser. 06-4, Class 6A, 5.894s, 2036		9,333,008	6,859,761
FRB Ser. 05-18, Class 6A1, 5.021s, 2035 F		8,519,610	6,389,708
FRB Ser. 06-12, Class 1A1, 0.406s, 2037		42,627,174	24,084,353

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.003s, 2037		77,268,376	9,552,217
Ser. 05-RF7, Class A, IO, 5.559s, 2035		22,789,312	2,477,522
Ser. 07-4, Class 1A4, IO, 1s, 2037		17,260,650	603,766

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.912s, 2035		21,505,140	2,517,338
Ser. 06-RF1, IO, 5.795s, 2036		634,483	73,387
Ser. 05-RF6, Class A, IO, 5.64s, 2043		28,339,122	3,158,430
Ser. 05-RF3, Class 1A, IO, 5.639s, 2035		19,047,878	2,250,031
Ser. 07-RF1, Class 1A, IO, 5.398s, 2037		18,083,384	1,834,207

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 1.998s, 2014 (United Kingdom)	GBP	1,094,530	1,162,971
FRB Ser. 05-CT1A, Class D, 1.964s, 2014 (United Kingdom)	GBP	2,491,896	1,323,857

Ursus EPC 144A
FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	1,472,273	156,433
Ser. 1-A, Class X1, IO, 4.925s, 2012 (Ireland)	GBP	5,000	74

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051		$22,517,000	23,235,770
FRB Ser. 07-C32, Class A2, 5.735s, 2049		17,599,000	18,197,234
Ser. 07-C31, Class A3, 5.483s, 2047		2,576,000	2,610,556
Ser. 07-C31, Class A2, 5.421s, 2047		12,122,000	12,471,698
Ser. 07-C34, IO, 0.353s, 2046		75,769,990	1,425,234

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.53s, 2018		3,292,000	1,646,000

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6, Class A1,
6.462s, 2037		47,043,834	29,455,688

Total mortgage-backed securities (cost $1,773,679,461)			$1,928,701,893

CORPORATE BONDS AND NOTES (19.6%)*	Principal amount		Value

Basic materials (1.4%)
Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.257s, 2013 (Netherlands)		$1,290,000	$1,210,988

Cognis GmbH company guaranty sr. bonds FRB Ser. REGS,
2.65s, 2013 (Netherlands)	EUR	932,000	1,214,843

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		$6,587,000	7,311,570

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011		212,000	232,140

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		230,000	241,500

HeidelbergCement AG company guaranty sr. unsec. unsub.
bonds 7 1/2s, 2020 (Germany)	EUR	531,000	706,679

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Basic materials cont.
HeidelbergCement AG company guaranty unsec. unsub. notes
8 1/2s, 2019 (Germany)	EUR	1,999,000	$2,817,771

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		$339,000	345,780

International Paper Co. sr. unsec. notes 9 3/8s, 2019		4,461,000	5,565,098

Nalco Co. 144A sr. notes 8 1/4s, 2017		2,461,000	2,614,813

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡		422,471	71,820

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		450,000	484,313

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		701,000	676,465

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	3,742,000	5,542,971

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.434s,
2013 (France)	EUR	3,946,000	5,113,363

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
sub. notes 7 5/8s, 2014	EUR	465,000	637,497

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN,
1.912s, 2015 (Germany)	EUR	1,050,000	1,290,594

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,385,000	1,357,300

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		2,457,000	2,555,280

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,251,000	1,288,530

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		2,292,000	2,807,700

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		1,477,000	1,757,630

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		2,098,000	2,486,130

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr. notes
11 1/2s, 2014		1,597,000	1,724,760

			50,055,535
Capital goods (0.6%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		394,000	395,970

Ball Corp. company guaranty sr. unsec. notes 7 3/8s, 2019		147,000	154,901

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016		218,000	231,625

BBC Holding Corp. sr. notes 8 7/8s, 2014		1,930,000	1,884,163

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018		587,000	626,623

Bombardier, Inc. 144A sr. unsec. notes FRN 3.787s,
2013 (Canada)	EUR	506,000	677,474

Crown Americas, LLC/Crown Americas Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2015		$3,240,000	3,369,600

Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		823,000	847,690

General Cable Corp. company guaranty sr. unsec. unsub. notes
FRN 2.666s, 2015		125,000	112,344

Impress Holdings BV company guaranty sr. disc. bonds FRB
Ser. REGS, 4.121s, 2013 (Netherlands)	EUR	816,000	1,077,372

L-3 Communications Corp. company guaranty sr. unsec. sub.
notes 6 1/8s, 2014		$3,102,000	3,156,285

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		2,734,000	3,167,683

Prysmian SpA sr. unsec. unsub. notes 5 1/4s, 2015 (Italy)	EUR	1,050,000	1,425,326

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Capital goods cont.
Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	500,000	$629,433

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015		$2,012,000	2,112,600

TD Funding Corp. 144A company guaranty sr. sub. notes
7 3/4s, 2014		585,000	599,625

Transdigm, Inc. company guaranty sr. unsec. sub. notes
7 3/4s, 2014		2,732,000	2,793,470

			23,262,184
Communication services (2.2%)
Cablevision Systems Corp. sr. unsec. notes Ser. B, 8s, 2012		416,000	444,600

CCH II, LLC sr. notes 13 1/2s, 2016		2,180,504	2,622,056

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		804,000	781,890

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		740,000	747,400

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		1,695,000	1,728,900

Cricket Communications, Inc. company guaranty 9 3/8s, 2014		526,000	535,205

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		2,065,000	2,147,600

Cricket Communications, Inc. company guaranty sr. unsub.
notes 7 3/4s, 2016		2,480,000	2,573,000

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		364,000	380,835

CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014		2,733,000	2,910,645

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)		1,095,000	1,075,838

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		5,426,000	5,412,435

Global Crossing UK Finance PLC company guaranty 11 3/4s,
2014 (United Kingdom)	GBP	950,000	1,485,265

Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)		$150,000	166,500

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		1,220,000	1,268,800

Intelsat Bermuda, Ltd. company guaranty sr. unsec. notes
11 1/4s, 2017 (Bermuda)		2,270,000	2,400,525

Intelsat Subsidiary Holding Co., Ltd. company guaranty sr. unsec.
notes 8 7/8s, 2015 (Bermuda)		1,672,000	1,726,340

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,375,000	2,315,625

Magyar Telecom BV 144A company guaranty sr. notes 9 1/2s,
2016 (Hungary)	EUR	1,889,000	2,628,272

Mediacom LLC/Mediacom Capital Corp. 144A sr. notes
9 1/8s, 2019		$673,000	694,031

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
9 1/4s, 2014		4,335,000	4,432,538

NII Capital Corp. 144A company guaranty sr. notes 10s, 2016		1,785,000	1,954,575

Nordic Telephone Co. Holdings ApS sec. notes Ser. REGS,
8 1/4s, 2016 (Denmark)	EUR	1,436,000	2,094,774

PAETEC Holding Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2015		$740,000	749,250

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		2,985,000	3,037,238

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	666,425

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Communication services cont.
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		$4,691,000	$5,136,645

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,388,750

SBA Telecommunications, Inc. 144A company guaranty
sr. notes 8 1/4s, 2019		3,850,000	4,100,250

SBA Telecommunications, Inc. 144A company guaranty
sr. notes 8s, 2016		1,130,000	1,189,325

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		6,490,000	6,522,450

UPC Germany GmbH sr. notes Ser. REGS, 9 5/8s, 2019
(Germany)	EUR	2,398,000	3,402,709

UPC Germany GmbH 144A sr. bonds 8 1/8s, 2017
(Germany)	EUR	1,624,000	2,277,747

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	1,760,000	2,496,094

UPC Holdings BV sr. notes Ser. REGS, 8 5/8s, 2014
(Netherlands)	EUR	355,000	491,534

West Corp. company guaranty 9 1/2s, 2014		$1,298,000	1,333,695

Wind Acquisition Holding company guaranty sr. notes
Ser. REGS, 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	1,140,000	1,493,604

Windstream Corp. company guaranty 8 5/8s, 2016		$5,495,000	5,618,638

			82,432,003
Conglomerates (—%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		1,096,000	1,146,690

			1,146,690
Consumer cyclicals (3.4%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		140,000	152,600

Affinion Group, Inc. company guaranty 11 1/2s, 2015		1,615,000	1,655,375

Affinion Group, Inc. company guaranty 10 1/8s, 2013		1,835,000	1,880,875

Affinity Group, Inc. sr. sub. notes 9s, 2012		3,678,000	2,574,600

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		2,717,440	2,900,867

AMC Entertainment, Inc. company guaranty 11s, 2016		1,152,000	1,236,960

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		948,000	953,925

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		1,135,000	1,064,063

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		720,000	702,000

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		1,325,000	1,156,063

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016		590,000	601,063

Cirsa Capital Luxembourg SA company guaranty Ser. REGS,
7 7/8s, 2012 (Luxembourg)	EUR	469,000	649,315

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		$1,240,000	970,300

Clear Channel Communications, Inc. sr. unsec. notes 7.65s, 2010		182,000	181,318

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		1,473,000	1,539,285

Codere Finance Luxembourg SA sr. sec. notes Ser. REGS,
8 1/4s, 2015 (Luxembourg)	EUR	1,428,000	1,885,402

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		$6,495,000	6,835,988

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		140,000	147,875

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016		$588,000	$658,560

Echostar DBS Corp. company guaranty 6 5/8s, 2014		6,614,000	6,663,605

Europcar Groupe SA company guaranty sr. sub. bond
FRB Ser. REGS, 4.162s, 2013 (France)	EUR	947,000	1,159,848

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		$1,695,000	1,745,850

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		3,553,000	3,757,298

Ford Motor Credit Co., LLC sr. unsec. FRN 3.001s, 2012		155,000	150,145

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 7 1/2s, 2012		575,000	595,402

Goodman Global Group, Inc. 144A sr. disc. notes zero %, 2014		1,955,000	1,143,675

Goodman Global, Inc. company guaranty sr. unsec. sub. notes
13 1/2s, 2016		2,100,000	2,346,750

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		1,667,000	1,800,360

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	898,718

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		1,410,000	1,457,108

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014		1,782,000	1,701,810

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		970,000	1,003,950

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		1,855,000	1,998,763

Interpublic Group of Companies, Inc. (The) sr. unsec. notes
10s, 2017		3,640,000	4,117,750

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	1,775,000	2,457,430

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	365,252

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2020		$375,000	378,750

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		1,410,000	1,429,388

Lamar Media Corp. company guaranty 7 1/4s, 2013		1,220,000	1,229,150

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		655,000	715,588

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		5,167,000	5,541,608

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		340,000	355,300

Liberty Media, LLC sr. notes 5.7s, 2013		613,000	613,000

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	917,000	1,272,653

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		$1,765,000	441,250

MGM Mirage, Inc. company guaranty 8 1/2s, 2010		233,000	234,456

Michaels Stores, Inc. company guaranty 11 3/8s, 2016		1,295,000	1,398,600

Navistar International Corp. sr. notes 8 1/4s, 2021		2,353,000	2,411,825

Neiman-Marcus Group, Inc. company guaranty sr. unsec. notes
9s, 2015 ‡‡		1,845,000	1,881,900

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
10s, 2014		697,000	730,108

Nielsen Finance LLC/Nielsen Finance Co. company guaranty
sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		3,030,000	2,878,500

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Owens Corning, Inc. company guaranty unsec. unsub. notes
9s, 2019		$4,247,000	$4,979,608

Penn National Gaming, Inc. 144A sr. unsec. sub. notes
8 3/4s, 2019		2,466,000	2,502,990

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		1,295,000	1,120,175

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		1,386,000	1,375,605

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017		2,900,000	2,834,750

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014		1,286,000	1,109,175

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		525,000	525,000

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		1,549,000	1,672,920

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 7s, 2015		705,000	652,125

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †		2,191,000	147,893

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013		569,519	610,809

Toys R Us Property Co., LLC 144A company guaranty sr. unsec.
notes 10 3/4s, 2017		1,695,000	1,889,925

Travelport LLC company guaranty 11 7/8s, 2016		1,405,000	1,540,231

Travelport LLC company guaranty 9 7/8s, 2014		958,000	1,001,110

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †		517,000	6,463

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	1,790,015

TVN Finance Corp. PLC 144A company guaranty sr. unsec.
notes 10 3/4s, 2017 (United Kingdom)	EUR	1,112,000	1,667,016

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		$2,819,239	2,431,594

Universal City Development Partners, Ltd. 144A sr. notes
8 7/8s, 2015		1,695,000	1,707,713

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	242,000	386,242

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 9 1/2s, 2016 (United Kingdom)	EUR	525,000	790,666

Virgin Media Finance PLC 144A company guaranty sr. notes
7s, 2018 (United Kingdom)	GBP	2,255,000	3,491,322

Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012		$4,138,000	4,148,345

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		735,000	827,794

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		844,000	911,520

Young Broadcasting, Inc. company guaranty sr. sub. notes
8 3/4s, 2014 (In default) †		331,000	414

Young Broadcasting, Inc. company guaranty sr. unsec. sub. notes
10s, 2011 (In default) †		966,000	6,762

			122,750,406
Consumer staples (0.4%)
Archibald Candy Corp. company guaranty 10s, 2010
(In default) F †		562,539	8,687

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		2,205,000	2,160,900

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Consumer staples cont.
Avis Budget Car Rental, LLC 144A company guaranty sr. notes
9 5/8s, 2018		$420,000	$438,900

Constellation Brands, Inc. company guaranty sr. unsec. notes
7 1/4s, 2017		2,193,000	2,247,825

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		1,000	1,028

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015		951,000	936,735

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2018		1,175,000	1,204,375

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		1,275,000	1,182,563

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		1,114,000	935,760

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		1,695,000	1,889,925

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016		2,525,000	2,714,375

			13,721,073
Energy (4.2%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		5,575,000	5,595,906

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		1,310,000	1,198,650

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		5,575,000	5,644,688

Complete Production Services, Inc. company guaranty 8s, 2016		1,657,000	1,640,430

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)		2,030,000	1,717,888

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		3,895,000	3,885,263

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		1,470,000	1,495,725

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)		250,000	276,250

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		1,870,000	1,907,400

Dong Energy A/S jr. unsec. sub. notes FRN 5 1/2s,
2035 (Denmark)	EUR	819,000	1,096,245

Empresa Nacional del Petroleo 144A sr. unsec. notes 6 1/4s,
2019 (Chile)		$3,000,000	3,036,828

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		1,575,000	1,590,750

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		3,632,000	3,595,680

Forest Oil Corp. sr. notes 8s, 2011		3,730,000	3,935,150

Gaz Capital for Gazprom 144A sr. unsec. notes 7.288s,
2037 (Russia)		1,280,000	1,281,600

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		1,810,000	1,812,263

Gaz Capital SA 144A company guaranty sr. unsec. bond 8.146s,
2018 (Russia)		740,000	840,840

Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019 (Russia)		3,305,000	3,965,471

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)		1,090,000	1,083,242

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		2,440,000	2,513,200

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		4,355,000	4,180,800

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Energy cont.
Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014 (United Kingdom)	GBP	773,000	$1,215,131

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014		$825,000	834,281

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656s, 2022 (Russia)		2,380,000	2,356,200

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2019 (Russia)		2,920,000	3,095,025

Massey Energy Co. company guaranty sr. unsec. notes
6 7/8s, 2013		4,646,000	4,709,883

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		2,650,000	2,722,875

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)		2,030,000	1,898,050

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		1,310,764	1,315,912

Peabody Energy Corp. company guaranty 7 3/8s, 2016		5,097,000	5,390,078

Pemex Project Funding Master Trust company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)		1,140,000	1,123,112

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		1,500,000	1,454,264

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)		1,575,000	1,834,875

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)		3,375,000	3,494,367

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		3,057,000	3,190,744

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		29,700,000	18,265,500

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/2s, 2037 (Venezuela)		3,200,000	1,528,000

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)		3,000,000	1,485,000

Petroleos de Venezuela SA sr. unsec. bonds zero %, 2011
(Venezuela)		7,080,000	6,195,000

Petroleos de Venezuela SA sr. unsec. sub. bond 5s, 2015
(Venezuela)		10,505,000	6,475,282

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)		1,165,000	1,325,188

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
6s, 2022 (Trinidad)		2,395,000	2,256,090

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018		1,465,000	1,552,900

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		535,000	542,356

Plains Exploration & Production Co. company guaranty 7s, 2017		580,000	571,300

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 10s, 2016		1,180,000	1,303,900

Power Sector Assets & Liabilites Management Corp. 144A govt.
guaranty sr. unsec. notes 7.39s, 2024 (Philippines)		2,790,000	2,936,475

Power Sector Assets & Liabilites Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		2,100,000	2,273,250

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		2,215,000	2,281,450

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016		1,710,000	1,957,950

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Energy cont.
Range Resources Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$1,090,000	$1,122,700

Sabine Pass LNG LP sec. notes 7 1/2s, 2016		2,885,000	2,546,013

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018		2,755,000	2,617,250

White Nights Finance BV for Gazprom notes 10 1/2s,
2014 (Russia)		5,925,000	7,111,659

Williams Cos., Inc. (The) notes 7 3/4s, 2031		844,000	946,819

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		1,115,000	1,312,822

			153,535,970
Financials (4.0%)
American General Finance Corp. sr. unsec. notes Ser. MTN,
6.9s, 2017		2,355,000	2,062,766

Banco Do Brasil 144A sr. unsec. 5.418s, 2017 (Brazil)	BRL	1,745,000	1,000,136

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. notes Ser. REGS, 8s, 2016	EUR	553,000	746,937

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.05s, 2012		$5,149,500	5,028,343

CIT Group, Inc. sr. bond 7s, 2017		1,237,000	1,141,133

CIT Group, Inc. sr. bond 7s, 2013		1,855,000	1,803,988

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012		212,000	215,710

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012		1,379,000	1,397,961

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012		1,304,000	1,317,040

GMAC, LLC company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		237,000	240,851

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.452s, 2014		168,000	147,928

GMAC, LLC 144A company guaranty sr. unsec. notes 8.3s, 2015		1,305,000	1,370,250

HSBC Capital Funding LP/ Jersey Channel Islands company
guaranty sub. FRB 5.13s, 2049 (United Kingdom)	EUR	1,092,000	1,374,357

HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		$375,000	359,063

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		270,000	261,900

Icahn Enterprises LP/Ichan Enterprises Finance Corp. 144A
sr. notes 8s, 2018		3,360,000	3,238,200

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		2,500,000	2,414,500

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
4.56s, 2011	RUB	102,000,000	3,431,484

JPMorgan Chase & Co. 144A unsec. unsub. notes 0.174s, 2012	INR	76,000,000	1,832,740

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$860,000	891,175

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		1,024,000	1,013,760

Liberty Mutual Insurance 144A notes 7.697s, 2097		2,900,000	2,488,513

MetLife Capital Trust X 144A collateral trust FRB 9 1/4s, 2068		935,000	1,044,651

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	EUR	2,660,000	3,763,523

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)		$1,410,000	1,448,775

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Financials cont.
RSHB Capital SA for OJSC Russian Agricultural Bank sub. bonds
FRB 6.97s, 2016 (Russia)		$16,810,000	$17,255,633

Russian Agricultural Bank 144A notes 7 3/4s, 2018 (Russia)		1,890,000	2,121,336

Russian Agricultural Bank 144A notes 7 1/8s, 2014 (Russia)		6,575,000	7,131,245

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		1,398,000	1,493,260

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4 1/8s, 2014		245,000	208,863

VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		3,035,000	3,050,175

VTB Capital SA 144A bonds 6 1/4s, 2035 (Russia)		33,431,000	33,598,155

VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		4,646,000	4,924,760

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		23,986,000	24,975,423

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		12,594,000	13,184,155

			147,978,689
Health care (1.2%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,089,066

Community Health Systems, Inc. company guaranty
8 7/8s, 2015		$700,000	724,500

DaVita, Inc. company guaranty 6 5/8s, 2013		1,134,000	1,141,088

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		1,686,000	1,806,128

HCA, Inc. sr. sec. notes 9 1/4s, 2016		4,474,000	4,756,421

HCA, Inc. sr. sec. notes 9 1/8s, 2014		3,574,000	3,775,038

Omnicare, Inc. company guaranty 6 3/4s, 2013		1,210,000	1,216,050

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		3,350,000	3,375,125

Select Medical Corp. company guaranty 7 5/8s, 2015		1,689,000	1,608,773

Service Corporation International debs. 7 7/8s, 2013		465,000	467,325

Service Corporation International sr. notes 7s, 2017		3,136,000	3,073,280

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		3,922,000	3,877,878

Sun Healthcare Group, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2015		473,000	486,008

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,505,000	1,497,475

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		834,910	834,910

Talecris Biotherapeutics Holdings Corp. 144A sr. unsec. notes
7 3/4s, 2016		2,745,000	2,758,725

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
10s, 2018		383,000	428,960

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes
9s, 2015		4,735,000	5,101,963

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		2,840,000	3,030,811

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R		1,350,000	1,379,765

			42,429,289
Technology (0.8%)
Brocade Communications Systems, Inc. 144A sr. notes
6 7/8s, 2020		210,000	214,200

Brocade Communications Systems, Inc. 144A sr. notes
6 5/8s, 2018		165,000	167,475

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		470,000	451,200

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Technology cont.
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		$1,503,000	$1,439,123

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		685,000	726,100

First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 ‡‡		2,646,701	2,236,462

First Data Corp. company guaranty sr. unsec. notes 9 7/8s, 2015		617,000	532,163

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016		1,028,000	822,400

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡		708,331	679,998

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014		3,243,000	3,097,065

Freescale Semiconductor, Inc. company guaranty sr. unsec. sub.
notes 10 1/8s, 2016		59,000	52,215

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		2,300,000	2,369,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,316,000

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †		81,000	7,055

NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s,
2014 (Netherlands)		1,695,000	1,652,625

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		586,000	589,663

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		1,910,000	2,007,888

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		3,826,000	3,921,650

Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015		4,390,000	5,246,050

			30,528,332
Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016 (United Kingdom)	GBP	947,000	1,413,015

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		$1,327,000	1,323,683

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		1,320,000	1,407,450

			4,144,148
Utilities and power (1.3%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		3,925,000	3,983,875

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		2,302,000	2,336,530

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		3,607,000	3,543,878

Cenrais Electricas Brasileiras SA 144A sr. unsec. unsub. notes
6 7/8s, 2019 (Brazil)		500,000	545,000

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		2,495,000	2,520,257

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	477,420

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		305,000	264,588

Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	417,450

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	62,775

El Paso Corp. sr. unsec. notes 7s, 2017		1,980,000	2,020,766

El Paso Natural Gas Co. debs. 8 5/8s, 2022		1,315,000	1,592,949

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		490,000	508,375

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		2,575,000	2,829,281

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		7,660,000	8,312,096

CORPORATE BONDS AND NOTES (19.6%)* cont.	Principal amount		Value

Utilities and power cont.
Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		$530,000	$544,575

Mirant North America, LLC company guaranty 7 3/8s, 2013		1,495,000	1,491,263

NRG Energy, Inc. company guaranty 7 3/8s, 2017		4,975,000	4,919,031

NRG Energy, Inc. sr. notes 7 3/8s, 2016		1,015,000	1,007,388

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010		4,695,000	4,712,606

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014		1,649,000	1,690,225

Sierra Pacific Resources sr. unsec. unsub. notes 6 3/4s, 2017		955,000	969,075

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	549,662

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011		61,000	64,114

Vattenfall Treasury AB company guaranty jr. unsec. sub. bond
FRB 5 1/4s, 2049 (Sweden)	EUR	819,000	1,115,117

			46,478,296
Total corporate bonds and notes (cost $699,747,773)			$718,462,615

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.7%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$2,355,083	$2,544,318

			2,544,318
U.S. Government Agency Mortgage Obligations (7.6%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, May 1, 2040		131,000,000	139,663,397
6s, TBA, April 1, 2040		131,000,000	139,126,087

			278,789,484
Total U.S. government and agency mortgage obligations (cost $282,310,756)			$281,333,802

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount		Value

U.S. Treasury Inflation Protected Securities 1.875s,
July 15, 2015 [i]		$3,042,820	$3,230,120

Total U.S. treasury obligations (cost $3,230,120)			$3,230,120

ASSET-BACKED SECURITIES (7.1%)*	Principal amount		Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.936s, 2035		$333,640	$116,677
FRB Ser. 05-4, Class A2C, 0.456s, 2035		92,804	89,252

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.396s, 2036		478,000	141,245
FRB Ser. 06-HE3, Class A2C, 0.396s, 2036		429,000	152,807

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8, Class M2,
1.996s, 2033		900,171	265,638

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		2,906,000	464,960
Ser. 04-1A, Class E, 6.42s, 2039		1,768,000	247,520

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.516s, 2033		109,276	32,158
FRB Ser. 06-W4, Class A2C, 0.406s, 2036		740,148	246,208

Asset Backed Funding Certificates FRB Ser. 04-OPT2, Class M2,
1.246s, 2033		575,753	427,050

ASSET-BACKED SECURITIES (7.1%)* cont.	Principal amount		Value

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.436s, 2036		$100,929	$56,646
FRB Ser. 06-HE4, Class A5, 0.406s, 2036		367,813	219,414

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.121s, 2034		308,047	41,755
FRB Ser. 05-HE1, Class M3, 1 1/4s, 2035		1,007,000	272,796

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		4,153,206	2,907,244
Ser. 00-A, Class A2, 7.575s, 2030		894,649	608,361
Ser. 99-B, Class A4, 7.3s, 2016		4,459,888	3,032,724
Ser. 99-B, Class A3, 7.18s, 2015		6,606,258	4,426,193

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.666s, 2035		212,735	167,467
FRB Ser. 07-OPX1, Class A1A, 0.316s, 2037		4,854,514	2,912,708

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		21,245,134	16,677,430
Ser. 00-5, Class A7, 8.2s, 2032		475,293	415,881
Ser. 00-1, Class A5, 8.06s, 2031		2,989,760	2,346,962
Ser. 00-4, Class A5, 7.97s, 2032		1,233,144	912,527
Ser. 01-3, Class M2, 7.44s, 2033		48,652	424
Ser. 01-4, Class A4, 7.36s, 2033		1,203,515	1,239,621
Ser. 00-6, Class A5, 7.27s, 2031		4,130,159	4,047,555
Ser. 01-3, Class A4, 6.91s, 2033		15,895,236	16,332,355
FRB Ser. 01-4, Class M1, 1.979s, 2033		2,391,000	1,209,563

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.766s, 2035		214,957	193,555
FRB Ser. 05-14, Class 3A2, 0.486s, 2036		83,295	72,356
FRB Ser. 06-4, Class 2A2, 0.426s, 2036		6,244,607	4,995,685

Credit-Based Asset Servicing and Securitization FRB
Ser. 07-CB1, Class AF1A, 0.316s, 2037		4,730,259	2,483,386

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		3,427,000	856,750

Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
0.916s, 2035		328,020	64,123

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 0.396s, 2036		790,000	436,558

Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 1.302s, 2038		1,229,000	6,145

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.576s, 2036		1,107,000	536,666
FRB Ser. 06-2, Class 2A3, 0.416s, 2036		1,320,000	962,029

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.246s, 2037		614,000	85,960

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.227s, 2043 F	EUR	10,080,000	5,620,552
FRB Ser. 03-2, Class 3C, 2.166s, 2043 F	GBP	4,838,514	2,697,929

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$5,582,684	4,912,762
Ser. 94-4, Class B2, 8.6s, 2019		2,626,212	1,338,693
Ser. 93-1, Class B, 8.45s, 2018		1,269,729	1,089,228
Ser. 99-5, Class A5, 7.86s, 2030		22,744,279	18,877,752
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,586,359
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,308,350

ASSET-BACKED SECURITIES (7.1%)* cont.	Principal amount	Value

Green Tree Financial Corp.
Ser. 95-4, Class B1, 7.3s, 2025	$2,737,142	$2,440,772
Ser. 95-F, Class B2, 7.1s, 2021	199,275	151,769
Ser. 99-3, Class A7, 6.74s, 2031	2,959,802	2,952,402

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025	136,739	97,708

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	11,065,863	10,180,594
Ser. 99-5, Class M1A, 8.3s, 2026	343,000	311,033
Ser. 99-5, Class A4, 7.59s, 2028	125,407	124,592

GSAA Home Equity Trust
FRB Ser. 07-4, Class A1, 0.346s, 2037	40,569,161	18,990,136
FRB Ser. 06-19, Class A1, 0.336s, 2036	14,916,106	8,353,020
FRB Ser. 06-17, Class A1, 0.306s, 2036	17,937,526	8,968,763
FRB Ser. 06-16, Class A1, 0.306s, 2036	15,806,605	9,128,315

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.396s, 2036	1,965,000	558,582
FRB Ser. 07-HE2, Class A2A, 0.349s, 2047	6,150,711	5,543,329

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.246s, 2030	2,495,246	124,762
FRB Ser. 05-1A, Class E, 2.046s, 2030	537,087	26,854

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.728s, 2036	267,593	107,037

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.576s, 2036	551,000	393,717

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1, Class 2A1,
0.296s, 2036	4,250,414	2,869,029

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 0.536s, 2035	470,000	261,393

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037	4,953,137	3,219,539

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.245s, 2036	11,120,000	778,400
FRB Ser. 02-1A, Class FFL, 2.997s, 2037	7,500,000	975,000

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	5,822,662	3,377,144

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.866s, 2035	1,150,000	669,171
FRB Ser. 06-4, Class 2A4, 0.506s, 2036	532,000	188,725
FRB Ser. 06-1, Class 2A3, 0.436s, 2036	404,178	208,296

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 3.496s, 2032	6,357,565	5,537,439

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2,
Class A4, 0.396s, 2036	278,000	131,625

Merrill Lynch Mortgage Investors Trust FRB Ser. 07-MLN1,
Class A2A, 0.356s, 2037	20,991,548	13,172,197

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	914,783	844,933

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.446s, 2034	411,188	39,264
FRB Ser. 05-HE2, Class M5, 0.926s, 2035	488,260	276,098
FRB Ser. 05-HE1, Class M3, 0.766s, 2034	720,000	538,237
FRB Ser. 06-NC4, Class M2, 0.546s, 2036	1,007,000	8,564

ASSET-BACKED SECURITIES (7.1%)* cont.	Principal amount	Value

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.252s, 2038	$2,000,000	$965,200

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F [g]	2,028,770	717,456
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F [g]	2,649,208	711,932

New Century Home Equity Loan Trust FRB Ser. 03-4, Class M3,
3.321s, 2033	49,869	29,335

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.406s, 2036	663,000	353,654
FRB Ser. 06-2, Class A2C, 0.396s, 2036	663,000	375,249

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,121,163	829,660
Ser. 99-D, Class A1, 7.84s, 2029	5,635,554	5,086,087
Ser. 02-B, Class A4, 7.09s, 2032	2,366,668	2,073,857
Ser. 99-B, Class A4, 6.99s, 2026	5,936,623	5,298,436
Ser. 01-D, Class A4, 6.93s, 2031	144,992	109,469
Ser. 01-C, Class A2, 5.92s, 2017	7,694,152	3,789,370
Ser. 02-C, Class A1, 5.41s, 2032	8,381,503	7,291,908
Ser. 01-C, Class A1, 5.16s, 2012	689,395	287,820
Ser. 01-E, Class A2, 5.05s, 2031	5,373,551	3,868,957
Ser. 02-A, Class A2, 5.01s, 2020	366,411	297,443

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	517,084	491,229
FRB Ser. 01-B, Class A2, 0.608s, 2018	220,117	163,886

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4,
1.076s, 2036	465,000	78,235

People’s Financial Realty Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2, 0.376s, 2036	890,254	330,504

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.436s, 2036	387,847	292,842
FRB Ser. 07-RZ1, Class A2, 0.406s, 2037	657,000	320,662

Residential Asset Securities Corp. FRB Ser. 05-EMX1, Class M2,
0.976s, 2035	1,272,525	892,027

SAIL Net Interest Margin Notes 144A Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	73,702	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.896s, 2035	615,602	2,737
FRB Ser. 07-NC2, Class A2B, 0.386s, 2037	616,000	250,469
FRB Ser. 07-BR5, Class A2A, 0.376s, 2037	2,086,384	1,439,605
FRB Ser. 07-BR4, Class A2A, 0.336s, 2037	1,761,920	1,145,248
FRB Ser. 07-BR3, Class A2A, 0.316s, 2037	10,795,216	6,693,034

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.456s, 2036	1,124,000	335,994
FRB Ser. 06-FRE1, Class A2B, 0.426s, 2036	473,478	198,220

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.416s, 2036	532,000	398,022
FRB Ser. 06-3, Class A3, 0.406s, 2036	1,974,000	1,165,643

South Coast Funding 144A FRB Ser. 3A, Class A2, 1.45s, 2038	2,070,000	20,700

ASSET-BACKED SECURITIES (7.1%)* cont.	Principal amount		Value

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.506s, 2036		$532,000	$47,693

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO,
6.1s, 2028		191,806	37,594

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		3,688,000	368,800

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		2,403,000	252,315

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.356s, 2037		3,565,297	2,210,484

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.566s, 2037		235,000	71,181

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 1.149s, 2044 (United Kingdom)		1,277,534	293,833

Total asset-backed securities (cost $327,541,976)			$261,271,208

FOREIGN GOVERNMENT BONDS AND NOTES (7.1%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$1,585,000	$1,418,575

Argentina (Republic of) sr. unsec. bonds FRB 0.578s, 2013		13,993,000	6,163,917

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		19,258,000	16,051,543

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	6,340,000	1,378,950

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.389s, 2012		$127,391,000	42,930,767

Argentina (Republic of) sr. unsec. unsub. notes Ser. $dis,
8.28s, 2033		5,062,919	3,835,161

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 6 1/2s, 2019 (Brazil)		2,285,000	2,439,238

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		6,980,000	6,910,200

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. unsub. notes 6.369s, 2018 (Brazil)		540,000	572,400

Brazil (Federal Republic of) notes zero %, 2017	BRL	7,250	3,758,694

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$3,360,000	3,612,000

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,864,200

Colombia (Government of) bonds 6 1/8s, 2041		$2,875,000	2,745,625

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	3,685,478

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
7 3/4s, 2038		1,875,000	2,175,000

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 7/8s, 2018		3,775,000	4,199,688

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 3/4s, 2014		1,310,000	1,444,419

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 5/8s, 2037		3,255,000	3,336,440

Iraq (Republic of) 144A bonds 5.8s, 2028		2,905,000	2,338,525

Japan (Government of) 10 yr bonds Ser. 244, 1s, 2012	JPY	23,000,000	251,311

Japan (Government of) 20 yr sr. unsec. bonds Ser. 115,
2.2s, 2029	JPY	6,414,000,000	69,123,686

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	6,711,911

FOREIGN GOVERNMENT BONDS AND NOTES (7.1%)* cont.	Principal amount/units		Value

Philippines (Republic of) sr. unsec. unsub. bond 6 1/2s, 2020		$4,450,000	$4,794,875

Philippines (Republic of) sr. unsec. unsub. bond 6 3/8s, 2034		7,100,000	6,949,480

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		2,597,022	3,007,611

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		2,565,000	2,863,181

Sri Lanka (Republic of) 144A notes 7.4s, 2015		1,300,000	1,359,891

Turkey (Republic of) bonds 16s, 2012	TRY	885,000	654,684

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$1,660,000	1,889,429

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		11,515,000	13,195,729

Turkey (Republic of) unsec. notes 6 3/4s, 2040		6,760,000	6,704,433

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		6,060,000	6,060,000

Ukraine (Government of) 144A sr. unsec. bonds 6 7/8s, 2011		4,040,000	4,040,000

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		2,610,000	2,655,675

United Mexican States sr. unsec. notes Ser. A, 6.05s, 2040		725,000	723,188

Venezuela (Republic of) bonds 8 1/2s, 2014		5,700,000	4,970,970

Venezuela (Republic of) unsec. note FRN Ser. REGS,
1.249s, 2011		3,250,000	3,041,188

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		4,150,000	4,023,840

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		4,935,000	4,969,940

Total foreign government bonds and notes (cost $247,011,202)			$258,851,842

SENIOR LOANS (2.0%)* [c]	Principal amount		Value
Basic materials (0.1%)
Georgia-Pacific Corp. bank term loan FRN Ser. C, 3.503s, 2014		$196,920	$197,586

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.252s, 2012		307,133	303,987

Rockwood Specialties Group, Inc. bank term loan FRN Ser. H,
6s, 2014		257,967	258,225

Smurfit-Stone Container Enterprises, Inc. bank term loan FRN
6 3/4s, 2016 U		1,210,000	1,209,783

			1,969,581
Capital goods (0.1%)
Graham Packaging Co., LP bank term loan FRN Ser. B,
2 1/2s, 2011		355,577	353,086

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
2.251s, 2014		157,858	132,432

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.235s, 2014		3,138,453	2,632,940

Manitowoc Co., Inc. (The) bank term loan FRN Ser. A,
4.813s, 2013		291,532	285,883

Mueller Water Products, Inc. bank term loan FRN Ser. B,
5.247s, 2014		469,378	469,143

Polypore, Inc. bank term loan FRN Ser. B, 2.48s, 2014		992,089	954,885

			4,828,369
Communication services (0.3%)
Cebridge Connections, Inc. bank term loan FRN 4.749s, 2014		850,000	837,250

Charter Communications Operating, LLC bank term loan
FRN 9 1/4s, 2014		972,675	986,390

Charter Communications, Inc. bank term loan FRN 2.756s, 2014		900,000	820,929

Charter Communications, Inc. bank term loan FRN 2.23s, 2014		3,083,714	2,974,998

SENIOR LOANS (2.0%)* [c] cont.	Principal amount	Value

Communication services cont.
Intelsat Corp. bank term loan FRN Ser. B2, 2.728s, 2011	$841,695	$818,197

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.728s, 2013	841,956	818,451

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.728s, 2013	841,695	818,197

Intelsat, Ltd. bank term loan FRN 3.228s, 2014 (Luxembourg)	1,987,780	1,847,642

Level 3 Communications, Inc. bank term loan FRN 2.501s, 2014	317,000	295,470

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	280,000	305,200

MetroPCS Wireless, Inc. bank term loan FRN 2 1/2s, 2013	1,022,452	1,001,152

West Corp. bank term loan FRN Ser. B2, 2.624s, 2013	330,612	320,951

		11,844,827
Consumer cyclicals (0.7%)
Building Materials Holdings Corp. bank term loan FRN
3.005s, 2014	754,409	741,835

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	1,294,006	1,271,361

Cenveo, Inc. bank term loan FRN Ser. C, 4.771s, 2013	518,836	519,316

Cenveo, Inc. bank term loan FRN Ser. DD, 4.771s, 2013	17,288	17,304

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.879s, 2016	1,122,152	908,593

Dex Media West, LLC bank term loan FRN Ser. A, 7 1/2s, 2014	893,533	850,817

GateHouse Media, Inc. bank term loan FRN 2.49s, 2014	883,139	423,642

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.23s, 2014	2,332,801	1,119,045

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.239s, 2014	870,448	417,554

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.23s, 2014 ‡‡	401,160	303,210

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.233s, 2014 ‡‡	228,208	172,487

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
6 1/4s, 2011	1,506,207	1,511,843

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.249s, 2015	498,635	429,683

Jarden Corp. bank term loan FRN Ser. B1, 2.001s, 2012	257,877	257,552

Jarden Corp. bank term loan FRN Ser. B2, 2.001s, 2012	113,419	112,818

Jarden Corp. bank term loan FRN Ser. B4, 3.501s, 2015	645,997	645,185

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.519s, 2013	504,715	479,558

National Bedding Co. bank term loan FRN 2.317s, 2011	282,182	273,900

QVC, Inc. bank term loan FRN 5.745s, 2014	280,722	280,722

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9 1/4s, 2014	86,717	84,468

Realogy Corp. bank term loan FRN 0.081s, 2013	650,186	573,106

Realogy Corp. bank term loan FRN Ser. B, 3.251s, 2013	2,414,974	2,128,679

Six Flags Theme Parks bank term loan FRN 2.48s, 2015	2,299,602	2,288,586

Six Flags Theme Parks bank term loan FRN Ser. B, 5 3/4s, 2016	2,265,000	2,242,350

Thomas Learning bank term loan FRN Ser. B, 2 3/4s, 2014	595,420	523,969

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	3,826,563	2,431,463

United Components, Inc. bank term loan FRN Ser. D,
2.249s, 2012	1,703,598	1,635,455

Univision Communications, Inc. bank term loan FRN Ser. B,
2.501s, 2014	608,000	540,559

Yankee Candle Co., Inc. bank term loan FRN 2 1/4s, 2014	283,675	277,222

		23,462,282

SENIOR LOANS (2.0%)* [c] cont.	Principal amount	Value

Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 3.001s, 2014	$529,541	$464,672

Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 2.979s, 2014	1,842,253	1,778,799

Revlon Consumer Products bank term loan FRN 6s, 2015	3,675,000	3,631,359

Rite-Aid Corp. bank term loan FRN Ser. B, 1.983s, 2014	427,388	387,142

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	115,386	114,984

Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8.002s, 2013	2,043,169	2,036,039

		8,412,995
Energy (0.1%)
EPCO Holding, Inc. bank term loan FRN Ser. A, 1.246s, 2012	1,000,000	930,000

Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s, 2013	621,797	604,884

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	2,835,128	2,797,563

		4,332,447
Financials (—%)
HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	518,395	513,470

		513,470
Health care (0.3%)
Community Health Systems, Inc. bank term loan FRN Ser. B,
2.502s, 2014	1,175,105	1,144,265

Community Health Systems, Inc. bank term loan FRN Ser. DD,
2.502s, 2014	61,816	60,193

Health Management Associates, Inc. bank term loan FRN
2.001s, 2014	5,134,346	4,967,480

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 2.229s, 2014	426,720	410,007

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
7.62s, 2014	115,819	111,283

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
5.499s, 2014	1,657,960	1,546,047

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 2.229s, 2014	1,232,979	1,184,687

Select Medical Corp. bank term loan FRN Ser. B, 2.251s, 2012	49,849	48,054

		9,472,016
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.73s, 2014	534,817	505,402

First Data Corp. bank term loan FRN Ser. B1, 2.998s, 2014	1,406,480	1,245,694

First Data Corp. bank term loan FRN Ser. B3, 3.03s, 2014	708,546	625,114

Freescale Semiconductor, Inc. bank term loan FRN 12 1/2s, 2014	463,262	475,916

		2,852,126
Utilities and power (0.1%)
Dynegy Holdings, Inc. bank term loan FRN 3.98s, 2013	781,066	766,909

NRG Energy, Inc. bank term loan FRN 1.998s, 2014	975,418	953,222

NRG Energy, Inc. bank term loan FRN 0.151s, 2014	642,751	628,125

TXU Energy Corp. bank term loan FRN Ser. B2, 3.729s, 2014	1,051,380	861,694

TXU Energy Corp. bank term loan FRN Ser. B3, 3.729s, 2014	871,724	706,576

		3,916,526
Total senior loans (cost $76,941,673)		$71,604,639

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)*	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
May 13, 2020.	May-10/3.95	$87,908,300	$709,420

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	129,446,200	3,662,035

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	266,059,600	3,913,737

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
May 13, 2020.	May-10/3.95	87,908,300	1,305,438

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.95%
versus the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95	129,446,200	2,419,349

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.885%
versus the three month USD-LIBOR-BBA maturing
May 12, 2020.	May-10/3.885	172,815,200	1,760,987

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.885%
versus the three month USD-LIBOR-BBA maturing
May 19, 2020.	May-10/3.885	43,203,300	498,998

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.885%
versus the three month USD-LIBOR-BBA maturing
May 26, 2020.	May-10/3.885	43,203,300	555,594

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.965%
versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	98,973,400	2,729,686

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.995%
versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	148,460,000	3,907,467

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.665%
versus the three month USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	266,059,600	3,424,187

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.885%
versus the three month USD-LIBOR-BBA maturing
May 12, 2020.	May-10/3.885	172,815,200	2,001,200

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.885%
versus the three month USD-LIBOR-BBA maturing
May 19, 2020.	May-10/3.885	43,203,300	520,600

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.885%
versus the three month USD-LIBOR-BBA maturing
May 26, 2020.	May-10/3.885	$43,203,300	$538,745

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.965%
versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965	98,973,400	1,903,258

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.995%
versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	148,460,000	3,041,945

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 4.23%
versus the three month USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	197,317,000	6,377,285

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 4.235%
versus the three month USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	197,317,000	6,436,481

Total purchased options outstanding (cost $53,696,713)			$45,706,412

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$3,430,000	$3,288,513

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,064,000	1,593,021

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	2,349,000	2,257,976

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	2,030,000	2,101,050

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	1,045,000	1,281,431

Total convertible bonds and notes (cost $9,188,916)		$10,521,991

SHORT-TERM INVESTMENTS (16.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	323,510,202	$323,510,202

U.S. Treasury Bills with effective yields ranging from 0.18%
to 0.26%, August 26, 2010 # ##	$106,425,000	106,340,073

U.S. Treasury Bills with effective yields ranging from 0.23%
to 0.32%, July 15, 2010 # ##	21,095,000	21,073,800

U.S. Treasury Bills with effective yields ranging from 0.23%
to 0.33%, November 18, 2010 # ##	60,302,000	60,148,411

U.S. Treasury Bills with effective yields ranging from 0.30%
to 0.31%, April 1, 2010	4,317,000	4,317,000

U.S. Treasury Bills with effective yields ranging from 0.33%
to 0.40%, June 10, 2010 # ##	79,210,000	79,151,147

Total short-term investments (cost $594,578,028)		$594,540,633

TOTAL INVESTMENTS

Total investments (cost $4,067,926,618)		$4,174,225,155

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $3,662,613,123.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at March 31, 2010.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at March 31, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at March 31, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At March 31, 2010, liquid assets totaling $1,683,726,545 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at March 31, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2010.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at March 31, 2010 (as a percentage of Portfolio Value):

United States	86.6%	Brazil	0.6%

Russia	3.1	Turkey	0.5

Japan	1.8	Canada	0.5

Argentina	1.7	Other	3.4

Venezuela	1.2	Total	100.0%

Indonesia	0.6

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/10 (aggregate face value $425,708,191) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$161,840,442	$158,690,004	4/22/10	$3,150,438

Brazilian Real	258,905	256,548	4/22/10	2,357

British Pound	4,807,464	4,790,325	4/22/10	17,139

Canadian Dollar	49,390,122	48,557,822	4/22/10	832,300

Danish Krone	1,945,880	1,960,244	4/22/10	(14,364)

Hungarian Forint	641,306	632,440	4/22/10	8,866

Japanese Yen	73,268,528	76,838,606	4/22/10	(3,570,078)

Malaysian Ringgit	917,836	884,129	4/22/10	33,707

Mexican Peso	1,355,131	1,313,343	4/22/10	41,788

New Zealand Dollar	26,576	26,039	4/22/10	537

Norwegian Krone	87,736,472	88,074,813	4/22/10	(338,341)

Polish Zloty	19,821,487	19,578,731	4/22/10	242,756

South African Rand	6,179,495	5,904,391	4/22/10	275,104

Swedish Krona	17,802,254	17,846,325	4/22/10	(44,071)

Swiss Franc	363,249	354,431	4/22/10	8,818

Total				$646,956

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/10 (aggregate face value $385,358,987) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$86,499	$84,625	4/22/10	$(1,874)

Brazilian Real	4,306,732	4,283,295	4/22/10	(23,437)

British Pound	45,571,166	45,008,074	4/22/10	(563,092)

Canadian Dollar	1,960,102	1,908,742	4/22/10	(51,360)

Czech Koruna	7,823,795	7,716,065	4/22/10	(107,730)

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/10 (aggregate face value $385,358,987) (Unaudited) cont.

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro	$132,369,111	$132,592,401	4/22/10	$223,290

Japanese Yen	64,948,720	67,686,072	4/22/10	2,737,352

Polish Zloty	11,404,251	11,263,062	4/22/10	(141,189)

South African Rand	5,979,221	5,727,690	4/22/10	(251,531)

Swedish Krona	36,348,940	36,559,116	4/22/10	210,176

Swiss Franc	73,094,508	71,898,671	4/22/10	(1,195,837)

Turkish Lira	640,264	631,174	4/22/10	(9,090)

Total				$825,678

FUTURES CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	15	$9,716,279	Jun-10	$(9,848)

Canadian Government Bond
10 yr (Long)	58	6,715,037	Jun-10	(41,419)

Euro-Bobl 5 yr (Short)	28	4,427,919	Jun-10	(11,035)

Euro-Bund 10 yr (Long)	335	55,813,963	Jun-10	(154,846)

Euro-Schatz 2 yr (Short)	1,499	220,135,431	Jun-10	(160,321)

Japanese Government Bond
10 yr (Short)	31	45,856,378	Jun-10	122,454

Japanese Government Bond
10 yr Mini (Long)	46	6,798,095	Jun-10	(55,359)

U.K. Gilt 10 yr (Long)	127	22,120,736	Jun-10	(154,815)

U.S. Treasury Bond 20 yr (Long)	6,582	764,334,750	Jun-10	(526,067)

U.S. Treasury Note 10 yr (Short)	1,874	217,852,500	Jun-10	(453,506)

U.S. Treasury Note 5 yr (Short)	679	77,978,906	Jun-10	341,254

U.S. Treasury Note 2 yr (Short)	81	17,573,203	Jun-10	(16,635)

U.S. Ultra Treasury Bond
30 yr (Long)	625	74,980,469	Jun-10	(772,554)

Total				$(1,892,697)

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $219,330,145) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$49,291,000	Aug-11/4.475	$1,960,303

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	3,170,488

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	3,964,301

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $219,330,145) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	$122,408,000	Aug-11/4.765	$6,497,417

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	49,291,000	Aug-11/4.475	2,108,176

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	2,932,443

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	2,682,991

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000	Aug-11/4.765	3,969,691

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	53,703,700	Sep-10/4.02	1,168,055

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	1,113,271

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	53,703,700	Sep-10/4.02	1,414,555

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	266,059,600	Mar-11/4.7375	5,499,452

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	1,060,350

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	147,396,000	Aug-11/4.49	5,959,220

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.52% versus
the three month USD-LIBOR-BBA maturing
July 26, 2021.	138,138,000	Jul-11/4.52	5,811,466

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	69,069,000	Jul-11/4.5475	2,990,688

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $219,330,145) (Unaudited) cont.

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.		$147,396,000	Aug-11/4.49	$6,195,054

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.52%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.		138,138,000	Jul-11/4.52	5,352,848

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.		69,069,000	Jul-11/4.5475	2,607,355

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
1.79% versus the six month EUR-EURIBOR-Telerate
maturing May 13, 2012.	EUR	347,440,000	May-10/1.79	2,548,230

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.		$188,092,400	Oct-10/4.02	4,141,795

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.		147,297,000	Jul-11/4.46	5,813,813

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.		147,297,000	Jul-11/4.525	6,230,663

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.		220,945,500	Jul-11/4.745	11,623,943

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.		132,437,000	Sep-13/4.82	4,485,641

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.		51,844,360	Feb-15/5.27	3,121,549

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.		21,412,000	May-12/5.51	1,807,413

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
1.79% versus the six month EUR-EURIBOR-Telerate
maturing May 13, 2012.	EUR	347,440,000	May-10/1.79	93,857

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.		$188,092,400	Oct-10/4.02	5,375,681

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $219,330,145) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$147,297,000	Jul-11/4.46	$6,037,704

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	147,297,000	Jul-11/4.525	5,679,772

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	266,059,600	Mar-11/4.665	5,954,414

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	220,945,500	Jul-11/4.745	6,984,087

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	132,437,000	Sep-13/4.82	4,664,431

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	197,317,000	Jun-10/5.23	15,785

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	197,317,000	Jun-10/5.235	17,759

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	51,844,360	Feb-15/5.27	3,280,193

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	21,412,000	May-12/5.51	605,263

Total			$144,940,117

TBA SALE COMMITMENTS OUTSTANDING at 3/31/10 (proceeds receivable $279,858,984) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, May 1, 2040	$131,000,000	5/13/10	$139,663,397

FNMA, 6s, April 1, 2040	131,000,000	4/13/10	139,126,087

Total			$278,789,484

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$461,665,100			$209,973	3/11/25	4.23%	3 month USD-
						LIBOR-BBA	$(90,552)

1,482,662,600			(4,223,736)	3/25/20	3 month USD-
					LIBOR-BBA	3.69%	(17,834,773)

816,602,300			443,396	3/25/30	3 month USD-
					LIBOR-BBA	4.3%	(10,554,983)

3,055,029,000			—	9/18/10	3 month USD-
					LIBOR-BBA	2.86667%	39,146,326

18,041,000			16,400	10/20/10	3 month USD-
					LIBOR-BBA	3.00%	512,276

338,434,600			(197,344)	2/18/11	3 month USD-
					LIBOR-BBA	0.58%	212,538

1,014,273,700			(731,169)	2/18/15	2.67%	3 month USD-
						LIBOR-BBA	(3,457,030)

146,535,000			—	10/26/12	4.6165%	3 month USD-
						LIBOR-BBA	(14,292,570)

116,909,000			—	7/22/10	3 month USD-
					LIBOR-BBA	3.5375%	1,902,482

Barclays Bank PLC
AUD	36,540,000	E	—	2/4/20	6 month AUD-
					BBR-BBSW	6.8%	254,236

$164,957,000		E	—	3/9/21	4.2375%	3 month USD-
						LIBOR-BBA	928,708

185,488,200			—	3/22/12	1.1175%	3 month USD-
						LIBOR-BBA	67,871

495,099,500			—	3/31/12	1.2%	3 month USD-
						LIBOR-BBA	(398,691)

Citibank, N.A.
50,015,000			—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	(1,013,693)

72,482,000			—	9/16/10	3.175%	3 month USD-
						LIBOR-BBA	(1,032,043)

Credit Suisse International
EUR	348,000,000		—	2/16/12	6 month EUR-
					EURIBOR-
					REUTERS	1.543%	1,537,601

$642,221,800			(3,630,233)	2/22/40	4.58%	3 month USD-
						LIBOR-BBA	(14,603,529)

990,261,300			23,651	3/19/11	3 month USD-
					LIBOR-BBA	0.5%	(124,419)

462,762,100			(63,582)	3/19/12	1.09%	3 month USD-
						LIBOR-BBA	270,930

911,954,800			(193,768)	3/19/15	2.6%	3 month USD-
						LIBOR-BBA	3,453,620

397,474,600			—	3/22/12	1.1075%	3 month USD-
						LIBOR-BBA	221,951

636,461,000			—	9/18/10	3 month USD-
					LIBOR-BBA	2.91916%	8,326,621

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$187,415,000		$131,481	10/31/13	3.80%	3 month USD-
						LIBOR-BBA	$(13,922,861)

	17,860,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(104,652)

	53,575,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(1,054,240)

	35,720,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(557,547)

SEK	406,400,000	E	—	6/8/11	2.11%	3 month SEK-
						STIBOR-SIDE	(474,564)

SEK	406,400,000	E	—	6/8/12	3 month SEK-
					STIBOR-SIDE	3.275%	480,200

SEK	135,470,000	E	—	6/8/11	2.22%	3 month SEK-
						STIBOR-SIDE	(178,670)

SEK	135,470,000	E	—	6/8/12	3 month SEK-
					STIBOR-SIDE	3.37%	177,167

Deutsche Bank AG
	$476,708,000		(589,167)	2/3/14	2.25%	3 month USD-
						LIBOR-BBA	(2,601,187)

EUR	174,000,000		—	2/26/12	6 month EUR-
					EURIBOR-
					REUTERS	1.486%	436,704

EUR	174,000,000		—	3/1/12	6 month EUR-
					EURIBOR-
					REUTERS	1.438%	189,171

	$1,208,333,000		(2,142,795)	1/8/14	2.44%	3 month USD-
						LIBOR-BBA	(19,312,200)

	1,194,935,000		(592,023)	2/3/12	1.12%	3 month USD-
						LIBOR-BBA	(3,483,884)

	537,107,000		—	10/24/10	3 month USD-
					LIBOR-BBA	2.604%	12,581,939

	898,335,000		—	2/5/14	2.44661%	3 month USD-
						LIBOR-BBA	(10,443,440)

	669,000,000		—	3/4/14	2.54%	3 month USD-
						LIBOR-BBA	(8,315,032)

Goldman Sachs International
AUD	17,450,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.6925%	66,545

AUD	53,450,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.7%	215,590

	$2,316,768,700		—	3/30/12	1.225%	3 month USD-
						LIBOR-BBA	(2,983,966)

	143,975,800		—	3/30/40	3 month USD-
					LIBOR-BBA	4.5375%	800,506

GBP	35,740,000		—	3/31/20	6 month GBP-
					LIBOR-BBA	3.8%	—

GBP	64,680,000		—	3/31/15	2.85%	6 month GBP-
						LIBOR-BBA	—

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$58,036,000		$—	4/23/18	4.43%	3 month USD-
						LIBOR-BBA	$(4,921,727)

GBP	685,600,000		—	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	(7,085,081)

AUD	33,260,000	E	—	2/5/20	6 month AUD-
					BBR-BBSW	6.71%	144,215

JPMorgan Chase Bank, N.A.
AUD	56,710,000		—	3/1/15	5.6%	6 month AUD-
						BBR-BBSW	431,363

AUD	42,532,500		—	3/2/15	5.6515%	6 month AUD-
						BBR-BBSW	250,976

CAD	142,950,000		—	3/1/12	1.43%	3 month CAD-
						BA-CDOR	859,162

CAD	33,200,000		—	3/1/20	3 month CAD-
					BA-CDOR	3.6425%	(96,076)

	$164,957,000	E	—	3/8/21	4.165%	3 month USD-
						LIBOR-BBA	1,893,706

	1,147,949,800		2,695,141	3/22/20	3 month USD-
					LIBOR-BBA	3.68%	(8,400,113)

	539,500,000		—	3/23/12	1.1475%	3 month USD-
						LIBOR-BBA	(83,960)

	31,575,000		—	7/16/10	3 month USD-
					LIBOR-BBA	3.384%	481,692

	93,626,000		—	7/22/10	3 month USD-
					LIBOR-BBA	3.565%	1,536,955

AUD	31,990,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	(54,103)

JPY	2,192,700,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(769,932)

JPY	2,948,000,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	650,554

	$22,409,000		40,036	12/10/12	1.73%	3 month USD-
						LIBOR-BBA	(153,327)

GBP	72,100,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	(1,736,989)

AUD	16,385,000		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	82,852

AUD	49,155,000		—	12/18/19	6 month AUD-
					BBR-BBSW	6.15%	245,951

PLN	45,800,000		—	1/26/11	6 month PLN-
					WIBOR-WIBO	4.177%	(7,571)

	$792,096,900		—	1/26/15	2.67063%	3 month USD-
						LIBOR-BBA	(4,247,445)

EUR	9,800,000		—	2/4/40	6 month EUR-
					EURIBOR-
					REUTERS	3.79%	304,966

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
EUR	97,980,000	$—	2/4/15	6 month EUR-
				EURIBOR-
				REUTERS	2.596%	$1,808,454

JPY	11,201,300,000	—	2/5/20	1.415%	6 month JPY-
					LIBOR-BBA	94,071

JPY	4,874,600,000	—	2/5/40	6 month JPY-
				LIBOR-BBA	2.25%	(678,893)

	$62,606,700	—	1/15/13	1.861%	3 month USD-
					LIBOR-BBA	(554,593)

CAD	36,050,000	—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	20,658

CAD	7,930,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	(537,479)

CAD	37,010,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	840,835

CAD	11,790,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	(851,847)

	$560,130,000	—	4/3/10	3 month USD-
				LIBOR-BBA	1.168%	2,926,418

Total						$(72,657,852)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$61,440,000	$—	2/23/12	1.525%	USA Non Revised	$70,704
					Consumer Price
					Index - Urban
					(CPI-U)

	6,663,401	6,941	1/12/40	(4.00%)1 month	Synthetic TRS	(94,589)
				USD-LIBOR	Index 4.00% 30
					year Fannie Mae
					pools

	13,550,304	(16,832)	1/12/40	4.50% (1 month	Synthetic TRS	202,042
				USD-LIBOR)	Index 4.50% 30
					year Fannie Mae
					pools

	7,103,358	55,306	1/12/40	(5.00%)1 month	Synthetic TRS	(138,405)
				USD-LIBOR	Index 5.00% 30
					year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

			Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$46,080,000		$—	11/6/14	2.07%	USA Non Revised	$115,200
						Consumer Price
						Index - Urban
						(CPI-U)

Credit Suisse International
	16,435,000		—	11/17/14	2.025%	USA Non Revised	39,242
						Consumer Price
						Index - Urban
						(CPI-U)

	16,435,000		—	11/19/14	2.01%	USA Non Revised	25,302
						Consumer Price
						Index - Urban
						(CPI-U)

	49,300,000		—	11/6/14	2.0667%	USA Non Revised	251,482
						Consumer Price
						Index - Urban
						(CPI-U)

	32,870,000		—	11/10/14	2.0775%	USA Non Revised	176,283
						Consumer Price
						Index - Urban
						(CPI-U)

Deutsche Bank AG
	6,663,401		1,388	1/12/40	4.00% (1 month	Synthetic TRS	103,649
					USD-LIBOR)	Index 4.00% 30
						year Fannie Mae
						pools

	13,550,304		8,363	1/12/40	(4.50%)1 month	Synthetic TRS	(212,184)
					USD-LIBOR	Index 4.50% 30
						year Fannie Mae
						pools

	7,103,358		(28,669)	1/12/40	5.00% (1 month	Synthetic TRS	166,020
					USD-LIBOR)	Index 5.00% 30
						year Fannie Mae
						pools

EUR	28,830,000		—	3/27/14	1.785%	Eurostat Eurozone	428,347
						HICP excluding
						tobacco

Goldman Sachs International
EUR	48,050,000	F	—	4/30/13	2.375%	French Consumer	2,765,281
						Price Index
						excluding tobacco

EUR	48,050,000		—	4/30/13	(2.41%)	Eurostat Eurozone	(3,038,022)
						HICP excluding
						tobacco

EUR	48,050,000	F	—	5/6/13	2.34%	French Consumer	2,654,432
						Price Index
						excluding tobacco

EUR	48,050,000		—	5/6/13	(2.385%)	Eurostat Eurozone	(2,991,294)
						HICP excluding
						tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	26,320,000	$—	4/23/14	1.67%	Eurostat Eurozone	$(19,198)
					HICP excluding
					tobacco

EUR	26,290,000	—	4/14/14	1.835%	Eurostat Eurozone	268,810
					HICP excluding
					tobacco

	$98,640,000	—	5/18/10	0.25%	USA Non Revised	2,494,606
					Consumer Price
					Index - Urban
					(CPI-U)

JPMorgan Chase Bank, N.A.
EUR	30,720,000	—	4/6/12	1.8575%	Eurostat Eurozone	—
					HICP excluding
					tobacco

Total						$3,267,708

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$—	$2,480,000	12/20/12	95 bp	$(189,718)

Ford Motor Credit
Co., 7%, 10/1/13	B1	—	6,000,000	3/20/12	285 bp	42,877

Citibank, N.A.
Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 2,090,000	3/20/13	815 bp	(215,617)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	—	$4,715,000	10/20/11	194 bp	(288,868)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(147,863)	16,610,000	12/20/19	(100 bp)	109,136

DJ CMB NA CMBX
AAA Index	AA+	38,782	233,000	12/13/49	8 bp	8,845

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	948,407	16,610,000	12/20/19	100 bp	401,281

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	$—	$3,770,000	10/20/17	105 bp	$(80,662)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	1,470,000	9/20/13	109 bp	(8,875)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	(1,680)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 2,045,000	9/20/13	715 bp	304,460

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$6,115,000	3/20/14	56 bp	(101,475)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B	—	EUR 1,975,000	9/20/13	477 bp	187,740

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B	—	EUR 1,975,000	9/20/13	535 bp	238,612

Goldman Sachs International
DJ CDX NA CMBX AAA
Index	AAA	211,407	$5,780,000	3/15/49	7 bp	(308,725)

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 1,835,000	3/20/13	680 bp	(309,392)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	134,596	$2,330,000	12/20/13	335 bp	214,559

Republic of
Argentina, 8.28%,
12/31/33	B–	—	2,860,000	6/20/14	235 bp	(618,809)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	495,000	9/20/13	276 bp	24,882

Russian Federation,
7.5%, 3/31/30	Baa1	—	4,675,000	8/20/12	65 bp	(45,319)

Sanmina-SCI Corp.,
8 1/8%, 3/1/16	B2	—	920,000	6/20/13	595 bp	52,286

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA
Index	AA	1,072,185	9,880,000	2/17/51	35 bp	(385,431)

Dominican Republic,
8 5/8%, 4/20/27	—	—	5,020,000	11/20/11	(170 bp)	113,000

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Morgan Stanley Capital Services, Inc. cont.
Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa3	$—	$4,877,900	3/20/12	44 bp	$(34,151)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	3,545,000	10/12/12	339 bp	(427,849)

Total						$(1,318,893)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$251,523,339	$9,747,869

Convertible bonds and notes	—	10,521,991	—

Corporate bonds and notes	—	718,446,873	15,742

Foreign government bonds and notes	—	258,851,842	—

Mortgage-backed securities	—	1,924,119,230	4,582,663

Purchased options outstanding	—	45,706,412	—

Senior loans	—	71,604,639	—

U.S. Government and agency mortgage obligations	—	281,333,802	—

U.S. Treasury obligations	—	3,230,120	—

Short-term investments	323,510,202	271,030,431	—

Totals by level	$323,510,202	$3,836,368,679	$14,346,274

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$646,956	$—

Forward currency contracts to sell	—	825,678	—

Futures contracts	(1,892,697)	—	—

Written options	—	(144,940,117)	—

TBA sale commitments	—	(278,789,484)	—

Receivable purchase agreement	—	—	(811,844)

Interest rate swap contracts	—	(63,854,113)	—

Total return swap contracts	—	3,241,211	—

Credit default contracts	—	(3,576,407)	—

Totals by level	$(1,892,697)	$(486,446,276)	$(811,844)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,744,416,416)	$3,850,714,953
Affiliated issuers (identified cost $323,510,202) (Note 6)	323,510,202

Cash	3,985,018

Foreign currency (cost $113,033) (Note 1)	108,453

Interest and other receivables	41,671,223

Receivable for shares of the fund sold	26,171,573

Receivable for investments sold	244,328,755

Receivable for sales of delayed delivery securities (Notes 1 and 7)	280,490,844

Unrealized appreciation on swap contracts (Note 1)	95,814,888

Receivable for variation margin (Note 1)	3,377,625

Unrealized appreciation on forward currency contracts (Note 1)	7,997,775

Premiums paid on swap contracts (Note 1)	12,557,181

Total assets	4,890,728,490

LIABILITIES

Payable for investments purchased	328,731,075

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	281,539,947

Payable for shares of the fund repurchased	5,495,631

Payable for compensation of Manager (Note 2)	1,693,206

Payable for investor servicing fees (Note 2)	440,497

Payable for custodian fees (Note 2)	51,854

Payable for Trustee compensation and expenses (Note 2)	383,380

Payable for administrative services (Note 2)	12,117

Payable for distribution fees (Note 2)	1,763,012

Unrealized depreciation on forward currency contracts (Note 1)	6,525,141

Payable for receivable purchase agreement (Note 2)	811,844

Interest payable (Note 2)	805,718

Written options outstanding, at value (premiums received $219,330,145) (Notes 1 and 3)	144,940,117

Premiums received on swap contracts (Note 1)	6,037,453

Unrealized depreciation on swap contracts (Note 1)	166,523,925

TBA sale commitments, at value (proceeds receivable $279,858,984) (Note 1)	278,789,484

Collateral on certain derivative contracts, at value (Note 1)	3,230,120

Other accrued expenses	340,846

Total liabilities	1,228,115,367

Net assets	$3,662,613,123

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,542,109,444

Distributions in excess of net investment income (Note 1)	(21,380,017)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(969,148,611)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	111,032,307

Total — Representing net assets applicable to capital shares outstanding	$3,662,613,123
(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,781,393,913 divided by 223,756,875 shares)	$7.96

Offering price per class A share (100/96.00 of $7.96)*	$8.29

Net asset value and offering price per class B share ($89,447,425 divided by 11,320,448 shares)**	$7.90

Net asset value and offering price per class C share ($551,648,134 divided by 70,144,841 shares)**	$7.86

Net asset value and redemption price per class M share ($454,133,655 divided by 57,762,242 shares)	$7.86

Offering price per class M share (100/96.75 of $7.86)***	$8.12

Net asset value, offering price and redemption price per class R share
($3,423,361 divided by 433,923 shares)	$7.89

Net asset value, offering price and redemption price per class Y share
($782,566,635 divided by 98,746,457 shares)	$7.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/10 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $60,688) (including
interest income of $231,181 from investments in affiliated issuers) (Note 6)	$176,509,902

EXPENSES

Compensation of Manager (Note 2)	8,861,253

Investor servicing fees (Note 2)	2,442,601

Custodian fees (Note 2)	78,494

Trustee compensation and expenses (Note 2)	110,582

Administrative services (Note 2)	94,043

Distribution fees — Class A (Note 2)	1,971,362

Distribution fees — Class B (Note 2)	433,576

Distribution fees — Class C (Note 2)	2,174,353

Distribution fees — Class M (Note 2)	1,152,476

Distribution fees — Class R (Note 2)	8,246

Interest expense (Note 2)	331,949

Other	610,172

Total expenses	18,269,107

Expense reduction (Note 2)	(10,557)

Net expenses	18,258,550

Net investment income	158,251,352

Net realized gain on investments (Notes 1 and 3)	74,737,321

Net realized loss on swap contracts (Note 1)	(5,768,234)

Net realized loss on futures contracts (Note 1)	(11,428,710)

Net realized gain on foreign currency transactions (Note 1)	13,393,750

Net realized gain on written options (Notes 1 and 3)	80,395

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(7,616,775)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement, and TBA sale commitments
during the period	92,537,578

Net gain on investments	155,935,325

Net increase in net assets resulting from operations	$314,186,677

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/10*	Year ended 9/30/09

Operations:
Net investment income	$158,251,352	$119,459,900

Net realized gain (loss) on investments
and foreign currency transactions	71,014,522	(383,589,099)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	84,920,803	439,105,459

Net increase in net assets resulting from operations	314,186,677	174,976,260

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(146,085,412)	(94,601,571)

Class B	(7,797,110)	(7,069,899)

Class C	(39,144,118)	(12,799,705)

Class M	(43,649,573)	(40,711,713)

Class R	(298,696)	(216,452)

Class Y	(57,472,793)	(10,206,043)

Increase in capital from settlement payments	—	3,462

Redemption fees (Note 1)	11,398	8,128

Increase from capital share transactions (Note 4)	1,131,646,100	593,397,487

Total increase in net assets	1,151,396,473	602,779,954

NET ASSETS

Beginning of period	2,511,216,650	1,908,436,696

End of period (including distributions in excess of net investment income of $21,380,017 and undistributed net investment
income of $114,816,333, respectively)	$3,662,613,123	$2,511,216,650

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
			Net realized									Ratio	to average	Ratio of net
	Net asset	Net	and					Non-				of expenses	net assets,	investment
	value,	investment	unrealized	Total from	From net			recurring	Net asset	Total return at	Net assets,	to average	excluding	income (loss)
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	reim-	value, end	net asset	end of period	net assets	interest	to average net	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	distributions	fees [b]	bursements	of period	value (%) [c]	(in thousands)	(%) [d]	expense (%) [d]	assets (%)	turnover (%) [e]

Class A
March 31, 2010 **	$7.89	.40	.43	.83	(.76)	(.76)	—	—	$7.96	10.91 *	$1,781,394	.52 *[f]	.51 *	5.01 *	39.87 *
September 30, 2009	8.10	.49	(.02)	.47	(.68)	(.68)	—	— [b,g]	7.89	8.23	1,334,298	1.13 [f,h]	1.09 [h]	7.44 [h]	222.89
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	—	—	8.10	(12.80)	1,084,321	1.04 [h]	1.04 [h]	7.36 [h]	156.65
September 30, 2007	9.93	.52	— [b]	.52	(.54)	(.54)	—	—	9.91	5.36	1,457,286	.98 [h]	.98 [h]	5.17 [h]	73.94
September 30, 2006	10.20	.53 [i]	(.05)	.48	(.75)	(.75)	—	—	9.93	5.03	1,336,319	.95 [h,i]	.95 [h,i]	5.32 [h,i]	71.35
September 30, 2005	10.10	.51	.13	.64	(.54)	(.54)	—	—	10.20	6.50	1,364,862	.91 [h]	.91 [h]	4.97 [h]	125.82

Class B
March 31, 2010 **	$7.83	.37	.43	.80	(.73)	(.73)	—	—	$7.90	10.57 *	$89,447	.89 *[f]	.88 *	4.65 *	39.87 *
September 30, 2009	8.04	.42	— [b]	.42	(.63)	(.63)	—	— [b,g]	7.83	7.43	83,497	1.88 [f,h]	1.84 [h]	6.41 [h]	222.89
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	—	—	8.04	(13.40)	109,173	1.79 [h]	1.79 [h]	6.57 [h]	156.65
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	—	—	9.83	4.61	201,481	1.73 [h]	1.73 [h]	4.45 [h]	73.94
September 30, 2006	10.12	.45 [i]	(.04)	.41	(.68)	(.68)	—	—	9.85	4.26	273,563	1.70 [h,i]	1.70 [h,i]	4.59 [h,i]	71.35
September 30, 2005	10.02	.43	.14	.57	(.47)	(.47)	—	—	10.12	5.72	391,133	1.66 [h]	1.66 [h]	4.23 [h]	125.82

Class C
March 31, 2010 **	$7.80	.37	.42	.79	(.73)	(.73)	—	—	$7.86	10.51 *	$551,648	.89 *[f]	.88 *	4.62 *	39.87 *
September 30, 2009	8.03	.48	(.07)	.41	(.64)	(.64)	—	— [b,g]	7.80	7.27	298,231	1.88 [f,h]	1.84 [h]	7.12 [h]	222.89
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	—	—	8.03	(13.57)	115,325	1.79 [h]	1.79 [h]	6.62 [h]	156.65
September 30, 2007	9.87	.44	— [b]	.44	(.47)	(.47)	—	—	9.84	4.49	129,666	1.73 [h]	1.73 [h]	4.42 [h]	73.94
September 30, 2006	10.14	.45 i	(.04)	.41	(.68)	(.68)	—	—	9.87	4.25	120,990	1.70 [h,i]	1.70 [h,i]	4.61 [h,i]	71.35
September 30, 2005	10.04	.43	.14	.57	(.47)	(.47)	—	—	10.14	5.71	226,005	1.66 [h]	1.66 [h]	4.23 [h]	125.82

Class M
March 31, 2010 **	$7.79	.39	.43	.82	(.75)	(.75)	—	—	$7.86	10.88 *	$454,134	.64 *[f]	.63 *	4.90 *	39.87 *
September 30, 2009	8.02	.45	(.01)	.44	(.67)	(.67)	—	— [b,g]	7.79	7.81	460,240	1.38 [f,h]	1.3[4] [h]	6.98 [h]	222.89
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	—	—	8.02	(12.95)	514,664	1.29 [h]	1.29 [h]	7.10 [h]	156.65
September 30, 2007	9.84	.49	— [b]	.49	(.52)	(.52)	—	—	9.81	5.05	745,508	1.23 [h]	1.23 [h]	4.96 [h]	73.94
September 30, 2006	10.11	.50 [i]	(.04)	.46	(.73)	(.73)	—	—	9.84	4.82	1,082,428	1.20 [h,i]	1.20 [h,i]	5.10 [h,i]	71.35
September 30, 2005	10.02	.48	.13	.61	(.52)	(.52)	—	—	10.11	6.19	1,898,276	1.16 [h]	1.16 [h]	4.73 [h]	125.82

Class R
March 31, 2010 **	$7.82	.39	.43	.82	(.75)	(.75)	—	—	$7.89	10.86 *	$3,423	.64 *[f]	.63 *	4.91 *	39.87 *
September 30, 2009	8.06	.48	(.05)	.43	(.67)	(.67)	—	— [b,g]	7.82	7.68	2,956	1.38 [f,h]	1.34 [h]	7.20 [h]	222.89
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	—	—	8.06	(13.29)	2,756	1.29 [h]	1.29 [h]	7.09 [h]	156.65
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	—	—	9.89	5.13	4,896	1.23 [h]	1.23 [h]	4.66 [h]	73.94
September 30, 2006	10.18	.50 [i]	(.04)	.46	(.73)	(.73)	—	—	9.91	4.79	703	1.20 [h,i]	1.20 [h,i]	5.06 [h,i]	71.35
September 30, 2005	10.09	.48	.14	.62	(.53)	(.53)	—	—	10.18	6.20	563	1.16 [h]	1.16 [h]	4.66 [h]	125.82

Class Y
March 31, 2010 **	$7.85	.41	.44	.85	(.77)	(.77)	—	—	$7.93	11.26 *	$782,567	.39 *[f]	.38 *	5.13 *	39.87 *
September 30, 2009	8.08	.60	(.13)	.47	(.70)	(.70)	—	— [b,g]	7.85	8.26	331,995	.88 [f,h]	.84 [h]	8.61 [h]	222.89
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	—	—	8.08	(12.88)	82,197	.79 [h]	.79 [h]	7.59 [h]	156.65
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	—	—	9.92	5.72	20,550	.73 [h]	.73 [h]	5.40 [h]	73.94
September 30, 2006	10.20	.55 [i]	(.04)	.51	(.78)	(.78)	—	—	9.93	5.29	16,251	.70 [h,i]	.70 [h,i]	5.59 [h,i]	71.35
September 30, 2005	10.10	.53	.14	.67	(.57)	(.57)	—	—	10.20	6.74	32,129	.66 [h]	.66 [h]	5.22 [h]	125.82

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84	85

Financial highlights (Continued)

*Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.04% of average net assets as of March 31, 2010 and September 30, 2009, respectively (Note 2).

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	0.01

September 30, 2005	0.01

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in bonds that are securitized debt instruments and other obligations of companies and governments worldwide that are either investment-grade or below investment-grade and have intermediate- to long-term maturities. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, May 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,448,000,000 on purchased options contracts for the six months ended March 31, 2010. See Note 3 for the volume of written options contracts activity for the six months ended March 31, 2010. The fund had an average contract amount of approximately 10,000 on futures contracts for the six months ended March 31, 2010.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $653,000,000 on forward currency contracts for the six months ended March 31, 2010.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $704,700,000 on total return swap contracts for the six months ended March 31, 2010.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on interest rate swap contracts at the six months ended March 31, 2010 are indicative of the volume of activity during the period.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $294,600,000 on credit default swap contracts for the six months ended March 31, 2010.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At March 31, 2010, the fund had a net liability position of $164,978,553 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $135,840,427.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $659,063,564 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$164,353,965	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

18,714,447	September 30, 2016

146,525,581	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010 $349,260,589 of losses recognized during the period November 1, 2008 to September 30, 2009.

The aggregate identified cost on a tax basis is $4,094,209,777, resulting in gross unrealized appreciation and depreciation of $282,121,853 and $202,106,475, respectively, or net unrealized appreciation of $80,015,378.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.700% of the first $5 billion, 0.650% of the next $5 billion, 0.600% of the next $10 billion, 0.550% of the next $10 billion, 0.500% of the next $50 billion, 0.480% of the next $50 billion, 0.470% of the next $100 billion and 0.465% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended March 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the period ended March 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $3,169,854 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $16,484,491 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended March 31, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2010, the fund’s expenses were reduced by $10,557 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,338, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $784,098 and $10,251 from the sale of class A and class M shares, respectively, and received $47,848 and $45,235 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $40,977 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2010, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,977,457,093 and $1,146,679,710, respectively. Purchases and sales of U.S. government securities aggregated $13,943,125 and $13,934,375, respectively.

Written option transactions during the period ended March 31, 2010 are summarized as follows:

		Contract Amounts	Premiums Received

Written options outstanding	USD	3,091,793,000	$176,566,588
at beginning of period	EUR	—	$—
	JPY	—	$—

Options opened	USD	1,154,563,440	40,353,005
	EUR	694,880,000	2,410,552
	JPY	842,000,000	520,149

Options exercised	USD	—	—
	EUR	—	—
	JPY	—	—

Options expired	USD	—	—
	EUR	—	—
	JPY	—	—

Options closed	USD	—	—
	EUR	—	—
	JPY	(842,000,000)	(520,149)

Written options outstanding	USD	4,246,356,440	$216,919,593
at end of period	EUR	694,880,000	$2,410,552
	JPY	—	$—

Note 4: Capital shares

At March 31, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	66,641,121	$532,548,340	77,757,095	$523,254,907

Shares issued in connection with
reinvestment of distributions	13,525,292	106,431,187	10,780,400	70,149,032

	80,166,413	638,979,527	88,537,495	593,403,939

Shares repurchased	(25,621,829)	(204,765,691)	(53,133,983)	(348,710,428)

Net increase	54,544,584	$434,213,836	35,403,512	$244,693,511

	Six months ended 3/31/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	2,634,436	$20,903,022	2,950,329	$19,488,130

Shares issued in connection with
reinvestment of distributions	665,228	5,199,126	762,701	4,884,604

	3,299,664	26,102,148	3,713,030	24,372,734

Shares repurchased	(2,641,059)	(21,034,635)	(6,632,076)	(42,822,127)

Net increase (decrease)	658,605	$5,067,513	(2,919,046)	$(18,449,393)

	Six months ended 3/31/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	33,527,534	$265,097,341	28,292,045	$193,273,162

Shares issued in connection with
reinvestment of distributions	2,167,782	16,855,545	938,146	6,131,102

	35,695,316	281,952,886	29,230,191	199,404,264

Shares repurchased	(3,786,413)	(29,876,837)	(5,357,298)	(34,671,207)

Net increase	31,908,903	$252,076,049	23,872,893	$164,733,057

	Six months ended 3/31/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	1,262,071	$9,958,838	1,125,051	$7,910,583

Shares issued in connection with
reinvestment of distributions	206,541	1,606,365	152,415	981,833

	1,468,612	11,565,203	1,277,466	8,892,416

Shares repurchased	(2,755,399)	(21,741,282)	(6,401,119)	(41,782,416)

Net decrease	(1,286,787)	$(10,176,079)	(5,123,653)	$(32,890,000)

	Six months ended 3/31/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	116,580	$919,471	200,169	$1,331,674

Shares issued in connection with
reinvestment of distributions	32,384	252,606	31,292	202,268

	148,964	1,172,077	231,461	1,533,942

Shares repurchased	(93,050)	(738,516)	(195,579)	(1,286,940)

Net increase	55,914	$433,561	35,882	$247,002

	Six months ended 3/31/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	71,896,091	$572,665,540	43,955,210	$308,872,546

Shares issued in connection with
reinvestment of distributions	3,378,774	26,469,002	948,043	6,178,383

	75,274,865	599,134,542	44,903,253	315,050,929

Shares repurchased	(18,797,925)	(149,103,322)	(12,802,776)	(79,987,619)

Net increase	56,476,940	$450,031,220	32,100,477	$235,063,310

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of March 31, 2010:

Market values of derivative instruments as of March 31, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,300,819	Payables	$4,877,226

Foreign exchange
contracts	Receivables	7,997,775	Payables	6,525,141

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
Interest rate	appreciation /		appreciation /
contracts	(depreciation)	140,769,737*	(depreciation)	302,509,041*

Total		$150,068,331		$313,911,408

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended March 31, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(546,082)	$(546,082)

Foreign exchange
contracts	—	—	13,020,082	—	13,020,082

Interest rate contracts	(12,253,288)	(11,428,710)	—	(5,222,152)	(28,904,150)

Total	$(12,253,288)	$(11,428,710)	$13,020,082	$(5,768,234)	$(16,430,150)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,638,362	$3,638,362

Foreign exchange
contracts	—	—	(6,858,846)	—	(6,858,846)

Interest rate contracts	28,439,192	(6,000,581)	—	(49,738,093)	(27,299,482)

Total	$28,439,192	$(6,000,581)	$(6,858,846)	$(46,099,731)	$(30,519,966)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $231,181 for the period ended March 31, 2010. During the period ended March 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,102,140,682 and $1,013,494,891, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of March 31, 2010, the fund had unfunded loan commitments of $1,210,000, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Borrower	Unfunded Commitments

Smurfit-Stone Container Enterprises, Inc.	$1,210,000

Total	$1,210,000

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Ravi Akhoury	252,522,123	5,135,652

Jameson A. Baxter	252,532,577	5,125,198

Charles B. Curtis	252,419,723	5,238,052

Robert J. Darretta	252,448,880	5,208,895

Myra R. Drucker	252,570,011	5,087,764

John A. Hill	252,519,984	5,137,791

Paul L. Joskow	252,501,100	5,156,675

Elizabeth T. Kennan	252,492,570	5,165,205

Kenneth R. Leibler	252,401,100	5,256,675

Robert E. Patterson	252,435,188	5,222,587

George Putnam, III	252,540,009	5,117,766

Robert L. Reynolds	252,571,980	5,085,795

W. Thomas Stephens	252,577,757	5,080,018

Richard B. Worley	252,497,943	5,159,832

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

180,233,155	3,171,150	5,219,330	69,034,140

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Jonathan S. Horwitz	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive	Mark C. Trenchard
Putnam Retail Management	Officer, Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Charles E. Porter	Judith Cohen
Custodian	Senior Advisor to the Trustees	Vice President, Clerk and
State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson A. Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA028 261086 5/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 28, 2010